1933 ACT FILE NO.:  333-209182
                                                   1940 ACT FILE NO.:  811-21056
                                                               CIK NO.:  1655637

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                 POST-EFFECTIVE
              AMENDMENT NO. 1 TO REGISTRATION STATEMENT ON FORM S-6

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

A.  Exact name of trust:     ADVISORS DISCIPLINED TRUST 1631

B.  Name of depositor:  ADVISORS ASSET MANAGEMENT, INC.

C.  Complete address of depositor's principal executive offices:

                              18925 Base Camp Road
                            Monument, Colorado 80132

D.  Name and complete address of agent for service:


                                                 WITH A COPY TO:

            Scott Colyer                        Scott R. Anderson
    ADVISORS ASSET MANAGEMENT, INC.          CHAPMAN AND CUTLER LLP
         18925 Base Camp Road                111 West Monroe Street
      Monument, Colorado  80132           Chicago, Illinois  60603-4080


[X] Check box if it is proposed that this filing will become effective on July 31, 2017 at 2:00pm pursuant to Rule 485.

-------------------------------------------------------------------------------

TAX EXEPMT SECRUITIES TRUST, INVESTMENT GRADE 8-12 YEAR, SERIES 2 - A HARTFORD INVESTMENT MANAGEMENT COMPANY ("HIMCO") PORTFOLIO

(ADVISORS DISCIPLINED TRUST 1631)





                     A portfolio of municipal bonds seeking
                      federally tax exempt interest income
                            and capital preservation








                                   PROSPECTUS

                                 JULY 31, 2017










        [LOGO]                          As with any investment, the Securities
                                        and Exchange Commission has not approved
         AAM                            or disapproved of these securities or
                                        passed upon the adequacy or accuracy of
       ADVISORS                         this prospectus.  Any contrary
   ASSET MANAGEMENT                     representation is a criminal offense.

------------------
INVESTMENT SUMMARY
------------------


                              INVESTMENT OBJECTIVE

  The trust seeks to provide current interest income exempt from federal personal income tax and to provide capital preservation. There is no assurance the trust will achieve its objective.

                          PRINCIPAL INVESTMENT STRATEGY

  The trust seeks to provide an attractive level of current income exempt from federal personal income tax and capital preservation by investing in a portfolio consisting of municipal bonds rated investment grade quality as of the trust's inception. The portfolio was selected by Hartford Investment Management Company ("HIMCO").

  To achieve its goal of providing an attractive level of income and capital preservation, HIMCO's "Municipal Bond Team" utilized a comprehensive investment process combining an evaluation of macro-economic conditions, state and sector outlooks, and fundamental credit analysis of municipal obligors. The investment process also includes an assessment of current valuations across the asset class to identify compelling relative value opportunities.

  The portfolio consists of debt obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is excludable from gross income for United States federal personal income tax purposes under existing law in the opinion of recognized bond counsel to the issuer of the bonds. The trust does not include bonds subject to the federal alternative minimum tax for individuals. Interest may be subject to state and local tax.

  Investment grade bonds are rated BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's Investor Service. Certain bonds held by the trust may be rated as investment grade by only one credit rating organization and unrated by the other. These ratings are based upon an evaluation by a credit rating organization of the issuer's credit history and ability to repay obligations.

  The portfolio generally consists of bonds maturing approximately 8 to 12 years from the trust's inception.

                                 PRINCIPAL RISKS

  As with all investments, you can lose money by investing in this trust. The trust also might not perform as well as you expect. This can happen for reasons such as these:

*  BOND PRICES WILL FLUCTUATE.  The value of your investment may fall over time.

* THE VALUE OF THE BONDS WILL GENERALLY FALL IF INTEREST RATES, IN GENERAL, RISE. No one can predict whether interest rates will rise or fall in the future.

* A BOND ISSUER MAY BE UNABLE TO MAKE INTEREST AND/OR PRINCIPAL PAYMENTS IN THE FUTURE.

* THE FINANCIAL CONDITION OF AN ISSUER MAY WORSEN OR ITS CREDIT RATINGS MAY DROP, RESULTING IN A REDUCTION IN THE VALUE OF YOUR UNITS. This may occur at any point in time, including during the primary offering period.

* A BOND ISSUER MIGHT PREPAY OR "CALL" A BOND BEFORE ITS STATED MATURITY. If this happens, the trust will distribute the principal to you but future interest distributions will fall. A bond's call price could be less than the price the trust paid for the bond. If enough bonds are called, the trust could terminate earlier than expected.

* THE TRUST MAY CONCENTRATE IN BONDS OF A PARTICULAR TYPE OF ISSUER. This makes the trust less diversified and subject to greater risk than a more diversified portfolio. The types of bond in the portfolio are listed under "Types of Bonds" on page 8.

* WE<F1>* DO NOT ACTIVELY MANAGE THE PORTFOLIO. Except in limited circumstances, the trust will hold, and may continue to buy, the same bonds even if the market value declines.


--------------------
<F1>*  "AAM," "we" and related terms mean Advisors Asset Management, Inc., the trust sponsor, unless the context clearly suggests otherwise.


2     Investment Summary

                                WHO SHOULD INVEST

  You should consider this investment if you want:

  * to own securities representing interests a variety of municipal bonds in a single investment.

  * the potential to receive monthly distributions of income exempt from federal income tax.

  *  capital preservation potential.

  You should not consider this investment if you:

  * are uncomfortable with the risks of an unmanaged investment in municipal bonds.

  *  want capital appreciation.

          ------------------------------------------------------------

                              ESSENTIAL INFORMATION
                              ---------------------

          PRINCIPAL AMOUNT OF SECURITIES
          PER UNIT*                                          $1,003.76

          PUBLIC OFFERING PRICE PER UNIT*                    $1,185.04

          ACCRUED INTEREST PER UNIT TO
          SETTLEMENT DATE*                                       $3.18

          INCEPTION DATE                                April 14, 2016

          ESTIMATED CURRENT RETURN*                              3.85%
          ESTIMATED LONG-TERM RETURN*                            2.15%

          ESTIMATED NET ANNUAL INTEREST
          INCOME PER UNIT*                                      $45.61

          ESTIMATED NORMAL MONTHLY
          DISTRIBUTION PER UNIT*                                 $3.80

          WEIGHTED AVERAGE MATURITY
          OF SECURITIES*                                   10.03 years

          DISTRIBUTION DATES                    25th day of each month
          RECORD DATES                          10th day of each month

          CUSIP NUMBER
               Standard Accounts                             00774F209
               Fee Based Accounts                            00774F217

          TICKER SYMBOL                                         TIGABX

          MINIMUM INVESTMENT                                    1 unit

          ------------------------------------------------------------

*  As of March 31, 2017 and may vary thereafter.

                                FEES AND EXPENSES

  The amounts below are estimates of the direct and indirect expenses that you may incur based on the initial unit price. Actual expenses may vary.

                                   AS A %           AMOUNT
                                  OF $1,000          PER
SALES FEE                         INVESTED           UNIT
                                  -------------------------

Maximum sales fee                    3.00%           $35.55
                                   ========         =======

                                  AS A % OF         AMOUNT
ANNUAL                               NET             PER
OPERATING EXPENSES                 ASSETS            UNIT
                                  -------------------------

Trustee fee & expenses               0.33%            $3.83
Supervisory, evaluation
  and administration fees            0.09              1.00
                                   --------         -------
Total                                0.42%            $4.83
                                   ========         =======

                                     EXAMPLE

  This example helps you compare the cost of this trust with other unit trusts and mutual funds. In the example we assume that the expenses do not change and that the trust's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest in the trust:

          1 year            $341
          3 years           $422
          5 years           $504
          10 years          $708

  These amounts are the same regardless of whether you sell your investment at the end of a period or continue to hold your investment.


                                                        Investment Summary     3

                                 TYPES OF BONDS

  The following table shows the types of bonds included in the portfolio as of March 31, 2017. For additional information about each of these issuer types, see "Understanding Your Investment--Investment Risks".

                                         PERCENT VALUE
  TYPE ISSUER                            OF SECURITIES
  -----------------------------------------------------

  General Obligation                        40.84%
  Revenue Bonds:
    Education, University & College          5.34
    Hospital & Health Care Facility         14.03
    Lease Rental                             9.45
    Special Tax                              4.32
    Transit Authority                       20.62
    Water & Sewer                            5.40

                                          ---------
                                           100.00%
                                          =========


                               LOCATION OF ISSUERS

  The following table shows the states or territories in which the issuers of the bonds are located as of March 31, 2017.

     STATE                    PERCENT VALUE
  OR TERRITORY                OF SECURITIES
  -------------------------------------------

  California                       5.55%
  Connecticut                      5.15
  Illinois                         9.70
  Kentucky                        10.57
  Massachusetts                    5.12
  Minnesota                        3.72
  New Jersey                      10.46
  New York                         9.65
  Ohio                             4.22
  Pennsylvania                    10.35
  South Dakota                     5.20
  Texas                           14.96
  Washington                       5.35

                                ---------
                                 100.00%
                                =========



4     Investment Summary

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




Unitholders
Advisors Disciplined Trust 1631
Tax Exepmt Secruities Trust, Investment Grade 8-12 Year, Series 2 - A Hartford Investment Management Company ("HIMCO") Portfolio

We have audited the accompanying statement of assets and liabilities of Advisors Disciplined Trust 1631, Tax Exempt Securities Trust, Investment Grade 8-12 Year, Series 2 - A Hartford Investment Management Company ("HIMCO") Portfolio, including the schedule of investments, as of March 31, 2017, and the related statements of operations and changes in net assets for the period from April 14, 2016 (initial date of deposit) through March 31, 2017. These financial statements are the responsibility of the trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2017, by correspondence with The Bank of New York Mellon, the trustee. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advisors Disciplined Trust 1631, Tax Exepmt Secruities Trust, Investment
Grade 8-12 Year, Series 2 - A Hartford Investment Management Company
("HIMCO") Portfolio at March 31, 2017, and the results of its operations, changes in its net assets and financial highlights for the period indicated above in conformity with accounting principles generally accepted in the United States of America.


                                   /s/ Grant Thornton LLP


Chicago, Illinois
July 31, 2017


                                                        Investment Summary     5

ADVISORS DISCIPLINED TRUST 1631
TAX EXEPMT SECRUITIES TRUST, INVESTMENT GRADE 8-12 YEAR, SERIES 2 -
A HARTFORD INVESTMENT MANAGEMENT COMPANY ("HIMCO") PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2017
-------------------------------------------------------------------------------


Assets
  Investment in securities, at fair value (cost $5,920,568)                         $    5,549,188
  Interest receivable                                                                       59,969
                                                                                    ---------------
          Total assets                                                                   5,609,157

Liabilities and net assets
  Cash overdraft                                                                            93,143
  Accrued liabilities                                                                        6,285
  Redemption payable                                                                        23,053
                                                                                    ---------------
          Total liabilities                                                                122,481

Net assets, applicable to 4,762 units outstanding:
  Cost of trust assets, exclusive of interest                  $    5,920,568
  Net unrealized depreciation                                        (371,380)
  Distributions in excess                                             (62,512)
                                                               ---------------      ---------------
Net assets                                                                          $    5,486,676
                                                                                    ===============

Net asset value per unit at the end of the period                                   $     1,152.18
                                                                                    ===============










See accompanying notes to financial statements.


6     Investment Summary

ADVISORS DISCIPLINED TRUST 1631
TAX EXEPMT SECRUITIES TRUST, INVESTMENT GRADE 8-12 YEAR, SERIES 2 -
A HARTFORD INVESTMENT MANAGEMENT COMPANY ("HIMCO") PORTFOLIO
STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------


                                                                                          PERIOD FROM
                                                                                       APRIL 14, 2016
                                                                                     (INITIAL DATE OF
                                                                                     DEPOSIT) THROUGH
                                                                                            MARCH 31,
                                                                                                 2017
                                                                                   ------------------

Investment income:
  Interest                                                                            $      246,204

Expenses:
  Trustee's fees                                                                               6,394
  Supervisory, evaluation and administration fees                                              4,998
  Tax fees                                                                                     2,444
  Audit fees                                                                                   1,800
  Licensing fees                                                                               2,547
  Post-effective filing fees                                                                   2,310
  Other expenses                                                                               1,346
                                                                                      ---------------
Total expenses                                                                                21,839
                                                                                      ---------------
Net investment income                                                                        224,365

Realized and unrealized loss on investments:
  Realized loss on investments                                                               (57,202)
  Net change in unrealized depreciation on investments                                      (371,380)
                                                                                      ---------------
Net loss on investments                                                                     (428,582)
                                                                                      ---------------

Net decrease in net assets resulting from operations                                  $     (204,217)
                                                                                      ===============










See accompanying notes to financial statements.


                                                        Investment Summary     7

ADVISORS DISCIPLINED TRUST 1631
TAX EXEPMT SECRUITIES TRUST, INVESTMENT GRADE 8-12 YEAR, SERIES 2 -
A HARTFORD INVESTMENT MANAGEMENT COMPANY ("HIMCO") PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                                                                          PERIOD FROM
                                                                                       APRIL 14, 2016
                                                                                     (INITIAL DATE OF
                                                                                     DEPOSIT) THROUGH
                                                                                            MARCH 31,
                                                                                                 2017
                                                                                   ------------------

Operations:
  Net investment income                                                               $      224,365
  Realized loss on investments                                                               (57,202)
  Net change in unrealized depreciation on investments                                      (371,380)
                                                                                      ---------------
Net decrease in net assets resulting from operations                                        (204,217)

Distributions to unitholders:
  Net investment income                                                                     (210,493)
                                                                                      ---------------
Total distributions to unitholders                                                          (210,493)

Capital transactions:
  Redemeption of 498 units                                                                  (569,842)
                                                                                      ---------------
Total decrease in net assets                                                                (984,552)

Net assets:
  At the beginning of the period                                                           6,471,228
                                                                                      ---------------

  At the end of the period (including distributions in excess applicable to trust units of $(62,512) at
       March 31, 2017)                                                                $    5,486,676
                                                                                      ===============

Trust units outstanding at the end of the period                                               4,762
                                                                                      ===============



See accompanying notes to financial statements.


8     Investment Summary

ADVISORS DISCIPLINED TRUST 1631
TAX EXEPMT SECRUITIES TRUST, INVESTMENT GRADE 8-12 YEAR, SERIES 2 -
A HARTFORD INVESTMENT MANAGEMENT COMPANY ("HIMCO") PORTFOLIO
SCHEDULE OF INVESTMENTS
MARCH 31, 2017


  PRINCIPAL              NAME OF ISSUER, INTEREST RATE                                         REDEMPTION              VALUE OF
   AMOUNT                   AND MATURITY DATE                                                  FEATURE(1)            SECURITIES(2)
----------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS--100.00%

    $250,000     State of California Various Purpose General Obligation Bonds,
                 5.50% Due 02/01/2025                                                                                   $308,172

     285,000     New Jersey Transportation Trust Fund Authority, Transportation
                 Program Bonds, Series AA, 5.00% Due 06/15/2025                               6/15/2022 @ 100            300,555

     175,000     Housing and Redevelopment Authority of the City of Saint Paul, Minnesota,
                 Health Care Facilities Revenue Refunding Bonds (HealthPartners
                 Obligated Group), Series A, 5.00% Due 07/01/2025                                                        206,671

     250,000     Massachusetts Development Finance Agency, Revenue Bonds,
                 UMass Memorial Health Care Obligated Group Issue,
                 Series I, 5.00% Due 07/01/2026                                                                          283,807

     250,000     South Dakota Health and Educational Facilities Authority Revenue
                 Bonds (Sanford), 5.00% Due 11/01/2026                                        11/1/2025 @ 100            288,358

     265,000     State of Illinois General Obligation Bonds, 5.00% Due 01/01/2027              1/1/2026 @ 100            276,414

     250,000     City of Houston, Texas, Public Improvement Refunding Bonds,
                 Series A, 5.00% Due 03/01/2027                                                3/1/2026 @ 100            292,865

     250,000     Commonwealth of Pennsylvania General Obligation Bonds,
                 1st Series, 5.00% Due 03/15/2027                                                                        288,545

     200,000     New York State Urban Development Corporation, State
                 Personal Income Tax Revenue Bonds (General Purpose),
                 Series A, 5.00% Due 03/15/2027                                               3/15/2026 @ 100            239,672

     250,000     State of Connecticut General Obligation Bonds,
                 Series A, 5.00% Due 03/15/2027                                               3/15/2025 @ 100            285,865

     250,000     University of Louisville, Kentucky, General Receipts Bonds,
                 Series A, 5.00% Due 09/01/2027                                                3/1/2026 @ 100            296,380

     250,000     Texas Water Development Board, State Water Implementation Revenue
                 Fund for Texas Revenue Bonds, Series A (Master Trust),
                 5.00% Due 10/15/2027                                                        10/15/2025 @ 100            299,855

     250,000     Commonwealth of Kentucky, State Property and Buildings Commission,
                 Revenue Refunding Bonds, Project No. 112,
                 Series B, 5.00% Due 11/01/2027                                               11/1/2026 @ 100            289,975

     250,000     Metropolitan Transit Authority, New York, Transportation Revenue
                 Refunding Bonds, Series D-1, 5.00% Due 11/15/2027                           11/15/2025 @ 100            295,595



Continued



                                                        Investment Summary     9

ADVISORS DISCIPLINED TRUST 1631
TAX EXEPMT SECRUITIES TRUST, INVESTMENT GRADE 8-12 YEAR, SERIES 2 -
A HARTFORD INVESTMENT MANAGEMENT COMPANY ("HIMCO") PORTFOLIO
SCHEDULE OF INVESTMENTS
MARCH 31, 2017 (CONTINUED)


  PRINCIPAL              NAME OF ISSUER, INTEREST RATE                                         REDEMPTION              VALUE OF
   AMOUNT                   AND MATURITY DATE                                                  FEATURE(1)            SECURITIES(2)
----------------------------------------------------------------------------------------------------------------------------------

    $225,000     The Illinois State Toll Highway Authority, Toll Highway Senior
                 Revenue Bonds, Series B, 5.00% Due 01/01/2028                                 1/1/2026 @ 100           $261,990

     200,000     Edinburg Consolidated Independent School District (Hidalgo County,
                 Texas), Unlimited Tax Refunding Bonds, 5.00% Due 02/15/2028                  2/15/2026 @ 100            237,590

     200,000     State of Ohio (Treasurer of State) Capital Facilities Lease-Appropriation
                 Bonds, Series A (Administrative Building Fun Projects -
                 Tax-Exempt), 5.00% Due 04/01/2028                                             4/1/2025 @ 100            234,268

     250,000     Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue
                 Refunding Bonds, 5.00% Due 06/01/2028                                        12/1/2025 @ 100            286,013

     250,000     State of New Jersey, General Obligation Bonds
                 (Various Purposes), 5.00% Due 06/01/2028                                      6/1/2025 @ 100            279,973

     250,000     State of Washington, Various Purpose General Obligation Refunding
                 Bonds, Series R-2016B, 5.00% Due 07/01/2028                                   1/1/2026 @ 100            296,625

 ------------                                                                                                        ------------
  $4,800,000     Total (Investment cost: $5,920,568)                                                                  $5,549,188
 ============                                                                                                        ============


Notes to Schedule of Investments

(1) This is the year in which each bond is initially or currently callable and the call price for that year. Each bond continues to be callable at declining prices thereafter (but not below par value) except for original issue discount bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of bonds.

     "[Dagger symbol]" indicates that the bond is redeemable in whole or in part at the option of the issuer at a redemption price that is generally equal to the greater of (i) the amortized value of the bond (based upon the bond's original reoffering yield), plus accrued and unpaid interest to the date of redemption, or (ii) the sum of the present values of the remaining unpaid payments of principal and interest on the bond, discounted to the date of redemption based on a yield for comparable municipal bonds (which discount rate may be increased by some additional amount for certain bonds). These bonds may generally be redeemed at any time, however, certain bonds may only be subject to redemption on certain dates.

     The bonds may also be subject to redemption without premium at any time pursuant to extraordinary optional or mandatory redemptions if certain events occur.

(2) See Note 1 to the accompanying financial statements for a description of the method of determining value.

(3) Any bond marked with this note was issued at an original issue discount. Tax issues related to these bonds are described under "Understanding Your Investment--Taxes."



















                 See accompanying notes to financial statements.



10     Investment Summary

ADVISORS DISCIPLINED TRUST 1631
TAX EXEPMT SECRUITIES TRUST, INVESTMENT GRADE 8-12 YEAR, SERIES 2 -
A HARTFORD INVESTMENT MANAGEMENT COMPANY ("HIMCO") PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


1.  SIGNIFICANT ACCOUNTING POLICIES

TRUST SPONSOR AND EVALUATOR

Advisors Asset Management, Inc. is the trust's sponsor and evaluator.

BASIS OF ACCOUNTING

The financial statements are presented on the accrual basis of accounting.

VALUATION OF SECURITIES

The evaluator generally determines the value of securities on the aggregate bid side evaluations of the securities determined (a) on the basis of current bid prices of the securities, (b) if bid prices are not available for any particular security, on the basis of current bid prices for comparable securities, (c) by determining the value of securities on the bid side of the market by appraisal, or (d) by any combination of the above. Accounting Standards Codification 820, "Fair Value Measurements" establishes a framework for measuring fair value and expands disclosure about fair value measurements in financial statements for the trust. The framework under the standard is comprised of a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

     Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the trust has the ability to access as of the measurement date.

     Level 2: Significant observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, and other inputs that are observable or can be corroborated by observable market data.

     Level 3: Significant unobservable inputs that reflect a trust's own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level as described above.

The following table summarizes the trust's investments as of March 31, 2017, based on inputs used to value them:

     VALUATION INPUTS         INVESTMENTS IN SECURITIES
     --------------------------------------------------
     Level 1                       $          -
     Level 2                          5,549,188
     Level 3                                  -
     --------------------------------------------------
     Total                         $  5,549,188
     ==================================================


                                                       Investment Summary     11

ADVISORS DISCIPLINED TRUST 1631
TAX EXEPMT SECRUITIES TRUST, INVESTMENT GRADE 8-12 YEAR, SERIES 2 -
A HARTFORD INVESTMENT MANAGEMENT COMPANY ("HIMCO") PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


INVESTMENT TRANSACTIONS

Securities transactions are accounted for on a trade basis. Net realized gain and losses from sales of securities are determined on the specific identification cost method.

Interest income consists of amortization of premiums, accretion of discounts and interest accrued as earned on the fixed rate obligations. As required, the trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and is amortizing premiums or accreting discounts on debt securities.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the trust's sponsor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

ORGANIZATION COSTS

Organization costs are expensed as incurred.


2.  UNREALIZED APPRECIATION AND DEPRECIATION

Following is an analysis of net unrealized depreciation at March 31, 2017:

     Gross unrealized appreciation       $         -
     Gross unrealized depreciation          (371,380)
                                         ------------
     Net unrealized depreciation         $  (371,380)
                                         ============











12     Investment Summary

ADVISORS DISCIPLINED TRUST 1631
TAX EXEPMT SECRUITIES TRUST, INVESTMENT GRADE 8-12 YEAR, SERIES 2 -
A HARTFORD INVESTMENT MANAGEMENT COMPANY ("HIMCO") PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


3.  FEDERAL INCOME TAXES

The trust is organized as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the trust's policy to comply with the special provisions of the Code available to regulated investment companies. Such provisions were complied with and, therefore, no federal income tax provision is required.

The trust accounts for uncertain tax positions under FASB ASC Topic 740, "Income Taxes", ("ASC 740"). The trust has recognized no liabilities in connection with ASC 740 in the accompanying financial statements.

As of December 31, 2016, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income            $         -

Undistributed long-term capital gains              -
                                         ------------
Accumulated earnings                               -

Accumulated capital and other losses*              -

Unrealized depreciation                     (419,468)
                                         ------------
Total accumulated deficit                $  (419,468)
                                         ============

* On December 31, 2016, the trust had no net capital loss carryforwards. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. The aggregate cost, for federal income tax purposes, of the portfolio of investments is $6,206,867 and the gross unrealized appreciation and depreciation for the investments on a tax basis is $0 and $(419,468), respectively.


4.  OTHER INFORMATION

COST TO INVESTORS

The cost to original investors of units of the trust was based on the net asset value per unit on the date of an investor's purchase, plus a pro rata share of the daily accrued interest, plus organization costs, plus a sales fee of 3.00% of the public offering price. The cost to investors of units of the trust for secondary market transactions is the public offering price of units plus a pro rata share of the daily accrued interest. The public offering price for secondary market transactions is based on the net asset value per unit on the date of an investor's purchase, plus a sales fee of 3.00% of the public offering price.

DISTRIBUTIONS

Distributions of net investment income to unitholders are declared and paid monthly.




                                                       Investment Summary     13

ADVISORS DISCIPLINED TRUST 1631
TAX EXEPMT SECRUITIES TRUST, INVESTMENT GRADE 8-12 YEAR, SERIES 2 -
A HARTFORD INVESTMENT MANAGEMENT COMPANY ("HIMCO") PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


5.  SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date these financial statements were issued. There were no subsequent events since March 31, 2017 that would require adjustment to or additional disclosure in these financial statements.


6.  FINANCIAL HIGHLIGHTS

                                                                       PERIOD FROM
                                                                    APRIL 14, 2016
                                                         (INITIAL DATE OF DEPOSIT)
                                                                           THROUGH
                                                                    MARCH 31, 2017
                                                         -------------------------

PER UNIT OPERATING PERFORMANCE:
  Net asset value, beginning of period                             $    1,230.27
                                                                   --------------

  Income from investment operations:
  Net investment income                                                    43.62
  Net realized and unrealized loss
       on investment transactions                                         (80.84)
                                                                   --------------
  Total from investment operations                                        (37.22)

  Distributions to unitholders:
  Net investment income                                                   (40.87)
                                                                   --------------
  Total distributions                                                     (40.87)
                                                                   --------------

  Net asset value, end of period                                   $    1,152.18
                                                                   ==============

TOTAL RETURN (A):                                                          (3.30)%

RATIO OF ITEMS BELOW TO AVERAGE NET ASSETS (B):
  Expenses                                                                  0.35%
  Net investment income                                                     3.65%




14     Investment Summary

-----------------------------
UNDERSTANDING YOUR INVESTMENT
-----------------------------


                                HOW TO BUY UNITS

  You can buy units of the trust on any business day the New York Stock Exchange is open by contacting your financial professional. Unit prices are available daily on the Internet at WWW.AAMLIVE.COM. When you buy units, you pay the public offering price of units plus accrued interest, if any. The public offering price of units includes:

  *  the net asset value per unit plus

  *  the sales fee.

  The "net asset value per unit" is the value of the securities, cash and other assets in the trust reduced by the liabilities of the trust divided by the total units outstanding. We often refer to the public offering price of units as the "offer price" or "purchase price." The offer price will be effective for all orders received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). If we receive your order prior to the close of regular trading on the New York Stock Exchange or authorized financial professionals receive your order prior to that time and properly transmit the order to us by the time that we designate, then you will receive the price computed on the date of receipt. If we receive your order after the close of regular trading on the New York Stock Exchange, if authorized financial professionals receive your order after that time or if orders are received by such persons and are not transmitted to us by the time that we designate, then you will receive the price computed on the date of the next determined offer price provided that your order is received in a timely manner on that date. It is the responsibility of the authorized financial professional to transmit the orders that they receive to us in a timely manner. Certain broker-dealers may charge a transaction or other fee for processing unit purchase orders.

  Accrued interest represents unpaid interest on a security from the last day it paid interest. Accrued interest on the trust units consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on bonds in the trust from the last day on which interest was paid on the bonds. Interest on the bonds is generally paid semi-annually, although the trust accrues such interest daily. Because your trust always has an amount of interest earned but not yet collected, the public offering price of units will have added to it the proportionate share of accrued interest to the date of settlement. The second element of accrued interest arises because of the structure of the trust's interest account. The trustee has no cash for distribution to unitholders until it receives interest payments on the bonds in the trust and may be required to advance its own funds to make trust interest distributions. As a result, interest account balances are established to limit the need for the trustee to advance funds in connection with such interest distributions. If you sell or redeem your units you will be entitled to receive your proportionate share of the accrued interest from the purchaser of your units.

  VALUE OF THE SECURITIES. We determine the value of the securities as of the close of regular trading on the New York Stock Exchange on each day that exchange is open. We generally determine the value of securities based on the aggregate bid side evaluations of the securities determined (a) on the basis of current bid prices of the securities, (b) if bid prices are not available for any particular security, on the basis of current bid prices for comparable securities, (c) by determining the value of securities on the bid side of the


                                            Understanding Your Investment     15
market by appraisal, or (d) by any combination of the above. The offering side price generally represents the price at which investors in the market are willing to sell a security and the bid side evaluation generally represents the price that investors in the market are willing to pay to buy a security. The bid side evaluation is lower than the offering side evaluation.

  SALES FEE. You pay a fee in connection with purchasing units. We refer to this fee as the "sales fee." The maximum sales fee equals 3.00% of the public offering price per unit at the time of purchase. You pay the sales fee at the time you buy units.

  MINIMUM PURCHASE. The minimum amount you can purchase of the trust appears on page 4 under "Essential Information", but such amounts may vary depending on your selling firm.

  REDUCING YOUR SALES FEE. We offer a variety of ways for you to reduce the fee you pay. It is your financial professional's responsibility to alert us of any discount when you order units.

  Fee Accounts. Investors may purchase units through registered investment advisers, certified financial planners or registered broker-dealers who in each case either charge investor accounts ("Fee Accounts") periodic fees for brokerage services, financial planning, investment advisory or asset management services, or provide such services in connection with an investment account for which a comprehensive "wrap fee" charge ("Wrap Fee") is imposed. You should consult your financial professional to determine whether you can benefit from these accounts. If units of the trust are purchased for a Fee Account and the units are subject to a Wrap Fee in such Fee Account (i.e., the trust is "Wrap Fee Eligible"), then investors may be eligible to purchase units of the trust in these Fee Accounts at the public offering price less the regular underwriter or dealer concession.

  Certain Fee Account investors may be assessed transaction or other fees on the purchase and/or redemption of units by their broker-dealer or other processing organizations for providing certain transaction or account activities. We reserve the right to limit or deny purchases of units in Fee Accounts by investors or selling firms whose frequent trading activity is determined to be detrimental to the trust.

  Employees. We waive a portion of the sales fee for purchases made by officers, directors and employees (and immediate family members) of the sponsor and its affiliates. We also waive a portion of the sales fee for purchases made by officers, directors and employees (and immediate family members) of selling firms. These purchases are made at the public offering price per unit less the applicable dealer concession. Immediate family members for the purposes of this section include your spouse, children (including step-children) under the age of 21 living in the same household, and parents (including step-parents). All employee discounts are subject to the policies of the related selling firm, including but not limited to, householding policies or limitations. Only officers, directors and employees (and their immediate family members) of selling firms that allow such persons to participate in this employee discount program are eligible for the discount.

  RETIREMENT ACCOUNTS. The portfolio may be suitable for purchase in tax-advantaged retirement accounts. You should contact your financial professional about the accounts offered and any additional fees imposed.


16     Understanding Your Investment

                             HOW TO SELL YOUR UNITS

  You can sell or redeem your units on any business day the New York Stock Exchange is open by contacting your financial professional. Unit prices are available daily on the Internet at WWW.AAMLIVE.COM or through your financial professional. The sale and redemption price of units is equal to the net asset value per unit. The sale and redemption price is sometimes referred to as the "liquidation price". Certain broker-dealers may charge a transaction or other fee for processing unit redemption or sale requests.

  SELLING UNITS. We may maintain a secondary market for units. This means that if you want to sell your units, we may buy them at the current net asset value. We may then resell the units to other investors at the public offering price or redeem them for the redemption price. Our secondary market repurchase price is the same as the redemption price. Certain broker-dealers might also maintain a secondary market in units. You should contact your financial professional for current repurchase prices to determine the best price available. We may discontinue our secondary market at any time without notice. Even if we do not make a market, you will be able to redeem your units with the trustee on any business day for the current redemption price.
  REDEEMING UNITS. You may also redeem your units directly with the trustee, The Bank of New York Mellon, on any day the New York Stock Exchange is open.
The redemption price that you will receive for units is equal to the net asset value per unit. You will receive the net asset value for a particular day if the trustee receives your completed redemption request prior to the close of regular trading on the New York Stock Exchange. Redemption requests received by authorized financial professionals prior to the close of regular trading on the New York Stock Exchange that are properly transmitted to the trustee by the time designated by the trustee, are priced based on the date of receipt. Redemption requests received by the trustee after the close of regular trading on the New York Stock Exchange, redemption requests received by authorized financial professionals after that time or redemption requests received by such persons that are not transmitted to the trustee until after the time designated by the trustee, are priced based on the date of the next determined redemption price provided they are received in a timely manner by the trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the trustee so they will be received in a timely manner. If your request is received after that time or is incomplete in any way, you will receive the next net asset value computed after the trustee receives your completed request.

  If you redeem your units, the trustee will generally send you a payment for your units no later than seven days after it receives all necessary documentation (this will usually only take three business days). The only time the trustee can delay your payment is if the New York Stock Exchange is closed (other than weekends or holidays), the Securities and Exchange Commission determines that trading on that exchange is restricted or an emergency exists making sale or evaluation of the securities not reasonably practicable, and for any other period that the Securities and Exchange Commission permits.

  To redeem your units, you must send the trustee any certificates for your units. You must properly endorse your certificates or sign a written transfer instrument with a signature guarantee. The trustee may require additional documents such as a certificate of corporate authority, trust


                                            Understanding Your Investment     17
documents, a death certificate, or an appointment as executor, administrator or guardian. The trustee cannot complete your redemption or send your payment to you until it receives all of these documents in complete form.

  EXCHANGE OPTION. You may be able to exchange your units for units of our other unit trusts. You can contact your financial professional for more information about trusts currently available for exchanges. Before you exchange units, you should read the prospectus carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences.

                                  DISTRIBUTIONS

  MONTHLY DISTRIBUTIONS. Your trust generally pays interest from its net investment income (pro-rated on an annual basis) along with any available principal paid on the securities on each monthly distribution date to unitholders of record on the preceding record date. The record and distribution dates are shown under "Essential Information" in the "Investment Summary" section of this prospectus. In some cases, your trust might pay a special distribution if it holds an excessive amount of cash pending distribution. The amount of your distributions will vary from time to time as interest and principal payments change or trust expenses change.

  Interest received by the trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the trustee to the trust's "interest account". Other receipts are credited to the "principal account". After deduction of amounts sufficient to reimburse the trustee, without interest, for any amounts advanced and paid to the sponsor as the unitholder of record as of the first settlement date, interest received will be distributed on each distribution date to unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the principal account will be distributed on each distribution date to unitholders of record as of the preceding record date provided that the amount available for distribution therein shall equal at least $1.00 per unit.

  Because interest payments are not received by the trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the interest account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The trustee is reimbursed for these advances from funds in the interest account on the next record date. Investors who purchase units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase.

  ESTIMATED DISTRIBUTIONS. The estimated net annual interest income per unit and estimated normal monthly distribution per unit are shown under "Essential Information" in the "Investment Summary" section of this prospectus as of the date set forth herein. We base these amounts on the estimated cash flows of the bonds per unit. The actual distributions that you receive will vary from these estimates with changes in expenses, interest rates and maturity, call, default or sale of bonds. You may request the estimated cash flows from the sponsor. The estimated cash flows are computed based on factors described under "Understanding


18     Understanding Your Investment

Your Investment--How the Trust Works--Estimated Current and Long-Term Returns".

  REPORTS. The trustee or your financial professional will make available to you a statement showing income and other receipts of your trust for each distribution. Each year the trustee or your financial professional will also provide an annual report on your trust's activity and certain tax information. You can request copies of security evaluations to enable you to complete your tax forms and audited financial statements for your trust, if available.

                                INVESTMENT RISKS

  All investments involve risk. This section describes the main risks that can impact the value of the securities in your portfolio. You should understand these risks before you invest. If the value of the securities falls, the value of your units will also fall. We cannot guarantee that your trust will achieve its objective or that your investment return will be positive over any period.

  MARKET RISK. Market risk is the risk that the value of the securities in your trust will fluctuate. This could cause the value of your units to fall below your original purchase price or below the principal value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a security's issuer, perceptions of the issuer, or ratings on a security. Even though we supervise your portfolio, you should remember that we do not manage your portfolio. Your trust will not sell a security solely because the market value falls as is possible in a managed fund.

  INTEREST RATE RISK. Interest rate risk is the risk that the value of securities will fall if interest rates increase. The securities in your trust typically fall in value when interest rates rise and rise in value when interest rates fall. Securities with longer periods before maturity are often more sensitive to interest rate changes. The securities in your trust may be subject to greater risk of rising interest rates than would normally be the case due to the current period of hisorically low rates.

  Certain bonds in the portfolio may be subject to interest rate adjustments if either Moody's Investor Services or Standard & Poor's (or, in certain limited circumstances, another ratings service) downgrades the rating for such bond (or upgrades the rating after such a downgrade). The interest rates payable on certain bonds in the portfolio may have already been increased due to past ratings downgrades. Any future credit rating improvements on such bonds may result in decreases to the interest rates payable on such bonds and, consequently, may adversely affect both the income you receive from the securities in your trust and the value of your units. On the other hand, increases in a bond's interest rate related to decreases in such bond's credit rating may place additional financial strain on the bond's issuer which could result in further decreases in financial condition and further credit rating decreases. Additionally, an increase in a bond's interest rate may increase the risk that the bond's issuer will prepay or "call" the bond before its stated maturity.

  CREDIT RISK. Credit risk is the risk that a security's issuer or insurer is unable to meet its obligation to pay principal or interest on the security.

  CALL RISK. Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your trust paid for the bond and could be below the


                                            Understanding Your Investment     19
bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your trust are called, your trust could terminate early. Some or all of the bonds may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used, and various other events. The call provisions are described in general terms in the "Schedule of Investments".

  BOND QUALITY RISK. Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

  CONCENTRATION RISK. Concentration risk is the risk that the value of your trust is more susceptible to fluctuations based on factors that impact a particular type of bond because the portfolio concentrates in bonds of that type. A portfolio "concentrates" in a type of bond when bonds in a particular category make up 25% or more of the portfolio. The table under "Types of Bonds" under the "Investment Summary" section for your trust lists the type of bonds held by the trust with the percentage that each type represents in the portfolio.

  General Obligation Bonds. Certain of the bonds in your trust may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws. An entity's credit will depend on many factors: tax base, reliance on federal or state aid, and factors which are beyond the entity's control.

  Revenue Bonds. Certain of the bonds in your trust may be "revenue bonds" that are payable only from the revenue of a specific project or authority. They not supported by the issuer's general power to levy taxes, if any. The risk of default in payment of interest or principal increases if the income of the related project or authority falters because that income is the only source of payment. The following types of bonds are "revenue bonds".

  Appropriations Bonds. Certain bonds in your trust may be bonds that are, in whole or in part, subject to and dependent upon either the governmental entity making appropriations from time to time or the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness or ability of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and unconditional regardless of any circumstances or occurrences which might arise. In the event of non-appropriation, certificateholders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing. In the event of non-appropriation, we may instruct the trustee to sell such bonds.

  Airport, Port and Highway Bonds. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of


20     Understanding Your Investment
airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The sponsor cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.

  Capital Improvement Facility Bonds. Your trust may contain bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

  Convention Facility Bonds. Your trust may contain bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation bonds issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

  Correctional Facility Bonds. Your trust may contain bonds of issuers in the correctional facilities category. Bonds in the correctional facilities category include special limited obligation bonds issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

  Education, University and College Bonds. The ability of educational institutions, including universities and colleges, to meet their obligations is dependent upon various factors. Some of these factors include the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payment on its own.

  Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with these bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.


                                            Understanding Your Investment     21

  Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a unitholder purchased units, any prepayment at par would result in a loss of capital to the unitholder and reduce the amount of income that would otherwise have been paid to unitholders.

  Industrial Development Revenue Bonds ("IDRs"). IDRs, including pollution control revenue bonds, are tax-exempt bonds issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

  Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental payments cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

  Moral Obligation Bonds. Your trust may also include "moral obligation" bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not


22     Understanding Your Investment
constitute a legally enforceable obligation on debt of the state. The agencies or authorities issuing moral obligation bonds generally have no taxing power.

  Power Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities may also be subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. The sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to bonds.

  Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent party until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

  Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation at the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires most waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

  Special Tax Bonds. Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax. Examples of special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor.
Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

  Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular


                                            Understanding Your Investment     23
project area and not from an increase in tax rates. Special risk considerations include: variations in taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

  Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

  Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, the possible inability to obtain rate increases, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of "no growth" zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

  LIQUIDITY RISK. Liquidity risk is the risk that the value of a security will fall if trading in the security is limited or absent. No one can guarantee that a liquid trading market will exist for any security because these securities generally trade in the over-the-counter market (they are not listed on a securities exchange). Certain bonds in the portfolio may not have been registered by the issuer under the Securities Act of 1933.

  LITIGATION AND LEGISLATION RISK. Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your trust. Any legislation that proposes to reduce or eliminate the exemption of interest on municipal bonds from federal income taxation could negatively impact the value of the municipal bonds held by the trust. Litigation could challenge an issuer's authority to issue or make payments on securities. In addition, litigation regarding any of the issuers of the municipal bonds such as litigation regarding any of the validity of certain municipal bonds or the tax-free nature of the interests thereon, may negatively impact the value of those securities.

  "WHEN ISSUED" AND "DELAYED DELIVERY" BONDS. "When, as and if issued" bonds are bonds that trade before they are actually issued. Bonds purchased on a "when issued" basis have not yet been issued by the issuer on the trust's inception date although such issuer has committed to issue such bonds. This means that the sponsor can only deliver them to the trust "when, as and if" the bonds are actually issued. In addition, other bonds may have been purchased by the sponsor on a "delayed delivery" basis. These bonds are expected to be delivered to the trust after the trust's first settlement date (normally three business days after the trust's inception date).

  Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing to your trust until the bond is delivered to the trust. You may have to adjust your tax basis of any bonds delivered after the


24     Understanding Your Investment
expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your units and the delivery of the bonds to your trust. This could lower your first year estimated current return. You may experience gains or losses on these bonds from the time you purchase units even though your trust has not yet received them.

  ORIGINAL ISSUE DISCOUNT BONDS. Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

  Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor owns this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

  MARKET DISCOUNT. The portfolio of the trust may consist of some bonds whose current market values were below the principal value on the trust's inception date or your unit purchase date. A primary reason for the market value of such bonds being less than the principal value is that the interest rate of such bonds is at a lower rate than the current market interest rates for comparable bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt bond held to maturity will have a larger portion of its total return in the form of taxable ordinary income and less in the form of tax-exempt income than a comparable bond bearing interest at current market rates.

  PREMIUM BONDS. The portfolio of the trust may consist of some bonds whose current market values were above the principal value on the trust's inception date or your unit purchase date. A primary reason for the market value of such bonds being higher than the principal value is that the interest rate of such bonds is at a higher rate than the current market interest rates for comparable bonds. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the principal value becomes payable. Because part of the purchase price is effectively returned not at maturity but through current income payments, early redemption of a premium bond at par or any other amount below the trust's purchase price will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the bonds have a market value that represents a premium over par or for original issue discount securities a premium over the accreted value.

  NO FDIC GUARANTEE. An investment in the trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                            Understanding Your Investment     25

                                 BOND INSURANCE

  Bonds are not required to be covered by insurance to be included in your trust. Certain bonds may, however, be covered by insurance guaranteeing payment of interest and principal, when due. The premium for any bond insurance is paid by the issuer or by a prior owner of the bonds and any policy is non-cancelable and will continue in force so long as the bonds so insured are outstanding and the bond insurer remains in business. The bond insurers, if any, are listed in the bond names in the "Portfolio" and a table following the "Portfolio". Bond insurance, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For this purpose, "when due" generally means the stated payment or maturity date for the payment of principal and interest. The insurance does not guarantee the market value of the bonds or the value of the trust units. Each bond insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that a bond insurer will be able to perform on its contract of insurance in the event a claim should be made.

  Most bond insurance companies have recently had their credit ratings downgraded or placed on review for possible downgrade by recognized credit rating agencies such as Standard & Poor's and Moody's Investor Services, Inc. While many insurance companies have historically maintained a "AAA" credit rating, most insurance companies are currently assigned a credit rating below this level. To the extent that the issuer of a bond in your trust portfolio does not independently maintain a credit rating equal to or higher than the insurer of the bond, if any, a downgrade in the rating of a bond insurer will result in a downgrade in the rating of the related bond. This could have a material adverse effect on the value of the bonds and the value of your units.

                               HOW THE TRUST WORKS

  YOUR TRUST. Your trust is a unit investment trust registered under the Investment Company Act of 1940. We created the trust under a trust agreement between Advisors Asset Management, Inc. (as depositor/sponsor, evaluator and supervisor) and The Bank of New York Mellon (as trustee). To create your trust, we deposited securities with the trustee (or contracts to purchase securities along with an irrevocable letter of credit or other consideration to pay for the securities). In exchange, the trustee delivered units of your trust to us.
Each unit represents an undivided interest in the assets of your trust. These units remain outstanding until redeemed or until your trust terminates. The number of units, fractional interest of each unit in a trust, estimated interest distributions per unit and estimated current and long-term returns will increase or decrease to the extent of any adjustment.

  CHANGING YOUR PORTFOLIO. Your trust is not a managed fund. Unlike a managed fund, we designed your portfolio to remain relatively fixed. Your trust will generally buy and sell securities:

  *  to pay expenses,

  *  to issue additional units or redeem units,

  *  in limited circumstances to protect a trust,

  *  to make required distributions or avoid imposition of taxes on a trust, or

  *  as permitted by the trust agreement.

  When your trust sells securities, the composition and diversification of the securities in the portfolio may be altered. Your trust will generally reject any offer for securities or other property in exchange for the securities in its portfolio. If your trust receives securities or other property, it will


26     Understanding Your Investment
either hold the securities or property in the portfolio or sell the securities or property and distribute the proceeds. If any contract for the purchase of securities fails, the sponsor will refund the cash and sales fee attributable to the failed contract to unitholders on or before the next distribution date unless substantially all of the moneys held to cover the purchase are reinvested in substitute securities in accordance with the trust agreement. The sponsor may direct the reinvestment of security sale proceeds if the sale is the direct result of serious adverse credit factors which, in the opinion of the sponsor, would make retention of the securities detrimental to the trust. In such a case, the sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the trust's inception date. The sponsor may also instruct the trustee to take action necessary to ensure that the portfolio continues to satisfy the qualifications of a regulated investment company.

  We will increase the size of your trust as we sell units. When we create additional units, we will seek to maintain a portfolio that replicates the principal amounts of the securities in the portfolio. When your trust buys securities, it may pay brokerage or other acquisition fees. You could experience a dilution of your investment because of these fees and fluctuations in security prices between the time we create units and the time your trust buys the securities. Because the trusts pay the brokerage fees associated with the creation of new units and with the sale of securities to meet redemption and exchange requests, frequent redemption and exchange activity will likely result in higher brokerage expenses. When your trust buys or sells securities, we may direct that it place orders with and pay brokerage commissions to brokers that sell units or are affiliated with your trust or the trustee.

  In the event of a failure to deliver any bond that has been purchased for the trust under a contract ("failed bonds"), the sponsor is authorized to purchase other bonds ("replacement bonds"). The trustee shall pay for replacement bonds out of funds held in connection with the failed bonds and will accept delivery of such bonds to make up the original principal of a trust. The replacement bonds must be purchased within 20 days after delivery of the notice of the failed contract, and the purchase price (exclusive of accrued interest) may not exceed the principal attributable to the failed bonds. Whenever a replacement bond has been acquired for a trust, the trustee shall, within five days thereafter, notify all unitholders of a trust of the acquisition of the replacement bond and shall, on the next distribution date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to a trust of the failed bond exceeded the cost of the replacement bond. In addition, a replacement bond must (at the time of purchase):

  * have a fixed maturity or disposition date comparable to that of the failed bond it replaces without equity or other conversion features and having no warrants or subscription privileges attached;

  *  be payable in U.S. currency;

  * be issued or guaranteed by an issuer subject to or exempt from the reporting requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934 (or similar provisions of law) or in effect guaranteed, directly or indirectly, by means of a lease agreement, agreement to buy securities, services or products, or other similar commitment of the credit of such an issuer to the payment of the replacement bonds; and

  * be exempt from U.S. federal taxation and/or state taxation to an extent equal to or greater than that of the bond it replaces.

  If the right of limited substitution described above shall not be used to acquire replacement


                                            Understanding Your Investment     27
bonds in the event of a failed contract, the sponsor will refund the sales charge attributable to such failed bonds to all unitholders of the trust, and distribute the principal attributable to such failed bonds on the next monthly distribution date which is more than 30 days thereafter. In the event a replacement bond is not acquired by the trust, the estimated net annual interest income per unit would be reduced and the estimated current and long-term returns might be lowered.

  REMOVING SECURITIES FROM THE TRUST. The trust portfolio is not managed. However, where permitted by the trust agreement we may, but are not required to, direct the trustee to dispose of a security in certain limited circumstances, including situations in which:

  * The issuer of the security has defaulted in the payment of principal or interest on the securities;

  * Any action or proceeding seeking to restrain or enjoin the payment of principal or interest on the securities has been instituted;

  *  There is any legal question or impediment affecting the security;

  * The issuer of the security has breached a covenant which would affect the payment of principal or interest on the security, the issuer's credit standing, or otherwise damage the sound investment character of the security;

  * The issuer has defaulted on the payment of any other of its outstanding obligations;

  *  Such securities are the subject of an advanced refunding;

  * Such factors arise which, in our opinion, adversely affect the tax status of the securities;

  * The sale of securities is necessary or advisable (i) in order to maintain the qualification of the trust as a "regulated investment company" or (ii) to provide funds to make any distribution for a taxable year in order to avoid imposition of any income or excise taxes on undistributed income in the trust;

  * The price of the security has declined to such an extent, or such other credit factors exist, that in our opinion keeping the security would be harmful to the trust and the interest of unitholders; and

  * The sale of the security is necessary for the trust to comply with such federal and/or state securities laws, regulations and/or regulatory actions and interpretations which may be in effect from time to time.

  ESTIMATED CURRENT AND LONG-TERM RETURNS. The estimated current return and the estimated long-term return as of the business day before a trust's inception date are shown under "Essential Information" and "Illustration of Sales Fee Discounts" in the "Investment Summary" section for your trust. Estimated current return is calculated by dividing the current estimated net annual interest income per unit based on the interest rates currently applicable to the bonds by the public offering price. The estimated net annual interest income per unit will vary with changes in the interest rates applicable to the bonds (some of which may be subject to adjustments related to changes in the bonds' ratings as provided by certain ratings services), fees and expenses of your trust and with the default, redemption, maturity, exchange or sale of bonds.
The public offering price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present estimated current return will be realized in


28     Understanding Your Investment
the future. Estimated long-term return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with units. The applicable sales charge associated with units will vary based on sales fee reductions applicable to certain unitholders. Since the interest rates, value and estimated retirements of the bonds and the expenses of your trust may change, there is no assurance that the present estimated long-term return will be realized in the future. The estimated current return and estimated long-term return are expected to differ because the calculation of estimated long-term return reflects the estimated date and amount of principal returned while the estimated current return calculation includes only net annual interest income and public offering price.

  In order to acquire certain bonds, it may be necessary for the sponsor or trustee to pay amounts covering accrued interest on the bonds which exceed the amounts which will be made available through cash furnished by the sponsor on the trust's inception date. This cash may exceed the interest which would accrue to the first settlement date. The trustee has agreed to pay for any amounts necessary to cover any excess and will be reimbursed when funds become available from interest payments on the related bonds.

  AMENDING THE TRUST AGREEMENT. The sponsor and the trustee can change the trust agreement without your consent to correct any provision that may be defective or to make other provisions that will not adversely affect your interest (as determined by the sponsor and the trustee). We cannot change this agreement to reduce your interest in your trust without your consent. Investors owning two-thirds of the units in your trust may vote to change this agreement.

  TERMINATION OF YOUR TRUST. Your trust will terminate upon the maturity, payment, redemption, sale or other liquidation of all of the securities in the portfolio. The trustee may terminate your trust early if the value of the trust is less than 40% of the original value of the securities in the trust at the time of deposit. At this size, the expenses of your trust may create an undue burden on your investment. Investors owning two-thirds of the units in your trust may also vote to terminate the trust early. The trustee will liquidate the trust in the event that a sufficient number of units not yet sold to the public are tendered for redemption so that the net worth of the trust would be reduced to less than 40% of the value of the securities at the time they were deposited in the trust. If this happens, we will refund any sales charge that you paid.

  You will receive your final distribution within a reasonable time following liquidation of all the securities after deducting final expenses. Your termination distribution may be less than the price you originally paid for your units.

  THE SPONSOR. The sponsor of the trust is Advisors Asset Management, Inc. We are a broker-dealer specializing in providing trading and support services to broker-dealers, registered representatives, investment advisers and other financial professionals. Our headquarters are located at 18925 Base Camp Road, Monument, Colorado 80132. You can contact our unit investment trust division at 8100 East 22nd Street North, Building 800, Suite 102, Wichita, Kansas 67226 or by using the contacts listed on the back cover of this prospectus. AAM is a registered broker-dealer and investment adviser, a member of the Financial Industry Regulatory Authority, Inc. (FINRA) and Securities


                                            Understanding Your Investment     29

Investor Protection Corporation (SIPC) and a registrant of the Municipal Securities Rulemaking Board (MSRB). If we fail to or cannot perform our duties as sponsor or become bankrupt, the trustee may replace us, continue to operate your trust without a sponsor, or terminate your trust.

  We and your trust have adopted a code of ethics requiring our employees who have access to information on trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your trust.

  The sponsor or an affiliate may use the list of securities in the trust in its independent capacity (which may include acting as an investment adviser or broker-dealer) and distribute this information to various individuals and entities. The sponsor or an affiliate may recommend or effect transactions in the securities. This may also have an impact on the price your trust pays for the securities and the price received upon unit redemption or trust termination. The sponsor may act as agent or principal in connection with the purchase and sale of securities, including those held by the trust, and may act as a specialist market maker in the securities. The sponsor may also issue reports and make recommendations on the securities in the trust. The sponsor or an affiliate may have participated in a public offering of one or more of the securities in the trust. The sponsor, an affiliate or their employees may have a long or short position in these securities or related securities. An officer, director or employee of the sponsor or an affiliate may be an officer or director for the issuers of the securities.

  THE TRUSTEE. The Bank of New York Mellon is the trustee of your trust with its principal unit investment trust division offices located at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217. You can contact the trustee by calling the telephone number on the back cover of this prospectus or by writing to its unit investment trust office. We may remove and replace the trustee in some cases without your consent. The trustee may also resign by notifying us and investors.

PORTFOLIO CONSULTANT. The portfolio consultant, Hartford Investment Management Company, is a registered investment adviser.

  HIMCO is not an affiliate of the sponsor. HIMCO selected a list of securities to be included in the portfolio based on the criteria provided by the sponsor. HIMCO makes no representations that the portfolio will achieve the investment objectives or will be profitable or suitable for any particular potential investor. The sponsor did not select the securities for the trust.

  HIMCO may use the list of securities in its independent capacity as an investment adviser and distribute this information to various individuals and entities. HIMCO may recommend to other clients or otherwise effect transactions in the securities held by the trust. This may have an adverse effect on the prices of the securities. This also may have an impact on the price the trust pays for the securities and the price received upon unit redemptions or liquidation of the securities. HIMCO also issues reports and makes recommendations on securities, which may include the securities in the trust.

  Neither HIMCO nor the sponsor manages the trust. Opinions expressed by HIMCO are not necessarily those of the sponsor, and may not actually prove correct. The trust will pay HIMCO a fee for selecting the trust's portfolio. The trust will also pay a license fee for the use of certain service marks, trademarks, trade names and/or other property of HIMCO.


30     Understanding Your Investment

  HOW WE DISTRIBUTE UNITS. We sell units to the public through broker-dealers and other firms. These distribution firms each receive part of the sales fee when they sell units. The broker-dealer concession or agency commission for broker-dealers and other firms is equal to 2.50% of the public offering price per unit at the time of purchase.

  We currently provide, at our own expense and out of our own profits, additional compensation and benefits to broker-dealers who sell units of this trust and our other products. This compensation is intended to result in additional sales of our products and/or compensate broker-dealers and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of our products by the intermediary or its agents, the placing of our products on a preferred or recommended product list and access to an intermediary's personnel. We may make these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisors, advertising, sponsorship of events or seminars, obtaining information about the breakdown of unit sales among an intermediary's representatives or offices, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of our products. We make such payments to a substantial majority of intermediaries that sell our products. We may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating unit sales, such as the costs of developing or purchasing trading systems to process unit trades. Payments of such additional compensation described in this paragraph and the volume concessions described above, some of which may be characterized as "revenue sharing," may create an incentive for financial intermediaries and their agents to sell or recommend our products, including this trust, over other products. These arrangements will not change the price you pay for your units.

  We generally register units for sale in various states in the U.S. We do not register units for sale in any foreign country. This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. We may reject any order for units in whole or in part.

  We may gain or lose money when we hold units in the primary or secondary market due to fluctuations in unit prices. The gain or loss is equal to the difference between the price we pay for units and the price at which we sell or redeem them. We may also gain or lose money when we deposit securities to create units.

                                      TAXES

  This section summarizes some of the main U.S. federal income tax consequences of owning units of the trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

  This federal income tax summary is based in part on the advice of counsel to the sponsor. The


                                            Understanding Your Investment     31

Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in your trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

  As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

  TRUST STATUS. Your trust intends to qualify as a "regulated investment company" under the federal tax laws. If your trust qualifies as a regulated investment company and distributes its income as required by the tax law, your trust generally will not pay federal income taxes.

  DISTRIBUTIONS. After the end of each year, you will receive a tax statement that separates your trust's distributions into four categories, ordinary income distributions, capital gain dividends, exempt-interest dividends and return of capital. Ordinary income distributions are generally taxed at your ordinary tax rate. Some dividends may qualify as "exempt-interest dividends," which generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your units. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, your trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. A return of capital, although not initially taxable to you, will result in a reduction in the basis in your units and subsequently result in higher levels of taxable capital gains in the future. In addition, if the non-dividend distribution exceeds your basis in your units, you will have long-term or short-term gain depending upon your holding period. The tax status of your distributions from your trust is not affected by whether you reinvest your distributions in additional units or receive them in cash.
The income from your trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Income from your trust may also be subject to a 3.8 percent "medicare tax." This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from your trust are generally not included in your net investment income for purposes of this tax.

  DIVIDENDS RECEIVED DEDUCTION. A corporation that owns units generally will not be entitled to the dividends received deduction with respect to many dividends received from your trust because the dividends received deduction is generally not available for distributions from regulated investment companies.

  SALE OR REDEMPTION OF UNITS. If you sell or redeem your units, you will generally recognize a taxable gain or loss. To determine the amount of


32     Understanding Your Investment
this gain or loss, you must subtract your tax basis in your units from the amount you receive in the transaction. Your tax basis in your units is generally equal to the cost of your units, generally including sales charges.
In some cases, however, you may have to adjust your tax basis after you purchase your units. Further, if you hold your units for six months or less, any loss incurred by you related to the disposition of such a unit will be disallowed to the extent of the exempt-interest dividends you received, except as otherwise described in the next section.

  CAPITAL GAINS AND LOSSES. If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Capital gains may also be subject to the "medicare tax" described above.

  Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your units to determine your holding period. If you hold a unit for six months or less, any loss incurred by you related to the disposition of such unit will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by your trust if the trust declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

  IN-KIND DISTRIBUTIONS. Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of trust securities when you redeem units or when your trust terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could however assert that a loss could not be currently deducted.

  ROLLOVERS AND EXCHANGES. If you elect to have your proceeds from your trust rolled over into a future trust, the exchange would generally be considered a sale for federal income tax purposes.

  DEDUCTIBILITY OF TRUST EXPENSES. Expenses incurred and deducted by your trust will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these trust expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income. Further, because your trust pays exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your units.


                                            Understanding Your Investment     33

  FOREIGN INVESTORS. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from your trust will be characterized as dividends for federal income tax purposes (other than dividends which your trust properly reports as capital gain dividends) and, other than exempt-interest dividends, will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from your trust that are properly reported by your trust as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that your trust makes certain elections and certain other conditions are met. Distributions from your trust that are properly reported by the trust as an interest-related dividend attributable to certain interest income received by the trust or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the trust may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the trust makes certain elections and certain other conditions are met. In addition, distributions in respect of units may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Dispositions of units by such persons may be subject to such withholding after December 31, 2018. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

                                    EXPENSES

  Your trust will pay various expenses to conduct its operations. The "Fees and Expenses" section of the "Investment Summary" in this prospectus shows the estimated amount of these expenses.

  Your trust will pay a fee to the trustee for its services. The trustee also benefits when it holds cash for your trust in non-interest bearing accounts. Your trust will reimburse us as supervisor, evaluator and sponsor for providing portfolio supervisory services, for evaluating your portfolio and for providing bookkeeping and administrative services. Our reimbursements may exceed the costs of the services we provide to your trust but will not exceed the costs of services provided to all of our unit investment trusts in any calendar year. All of these fees may adjust for inflation without your approval.

  Your trust will also pay its general operating expenses. Your trust may pay expenses such as trustee expenses (including legal and auditing expenses), various governmental charges, fees for extraordinary trustee services, costs of taking action to protect your trust, costs of indemnifying the trustee and the sponsor, legal fees and expenses and expenses incurred in contacting you. Your trust will pay a license fee for the use of certain service marks, trademarks, trade names and/or other property of Hartford Investment Management Company. Your trust may pay the costs of updating its registration statement each year. The trustee will generally pay trust expenses from interest income and principal payments received on the securities but in some cases may sell securities to pay trust expenses.

                                     EXPERTS

  LEGAL MATTERS. Chapman and Cutler LLP acts as counsel for the trust and has given an opinion


34     Understanding Your Investment
that the units are validly issued. Dorsey & Whitney LLP acts as counsel for the trustee.

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Grant Thornton LLP, independent registered public accounting firm, audited the financial statements in this prospectus.

                             ADDITIONAL INFORMATION

  This prospectus does not contain all the information in the registration statement that your trust filed with the Securities and Exchange Commission. The Information Supplement, which was filed with the Securities and Exchange Commission, includes more detailed information about the securities in your portfolio, investment risks and general information about your trust. You can obtain the Information Supplement by contacting us or the Securities and Exchange Commission as indicated on the back cover of this prospectus. This prospectus incorporates the Information Supplement by reference (it is legally considered part of this prospectus).















                                            Understanding Your Investment     35

                   TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN

  As of the date of the prospectus, the following table shows the approximate taxable estimated current returns for individuals that are equivalent to tax-exempt estimated current returns under United States federal taxes using the published marginal federal tax rates scheduled to be in effect in 2017. The table illustrates approximately what you would have to earn on taxable investments to equal the tax-exempt estimated current return in your income tax bracket. The table does not reflect any state or local taxes, any alternative minimum taxes or any taxes other than federal personal income taxes. The table does not show the approximate taxable estimated current returns for individuals that are subject to the alternative minimum tax. The table does not reflect the effect of federal or state limitations (if any) on the amount of allowable itemized deductions, phase-outs of personal or dependant exemption credits or any other credits. See "Understanding Your Investment--Taxes" for a more detailed discussion of federal tax issues.


           TAXABLE INCOME                                           TAX-EXEMPT ESTIMATED CURRENT RETURN
                                                     3.00%    3.50%    4.00%    4.50%    5.00%    5.50%    6.00%
-------------------------------------      FEDERAL   -----------------------------------------------------------
SINGLE RETURN         JOINT RETURN        TAX RATE*        EQUIVALENT TAXABLE ESTIMATED CURRENT RETURN
----------------------------------------------------------------------------------------------------------------
     $0 - 9,325          $0 - 18,650       10.00%    3.33%    3.89%    4.44%    5.00%    5.56%    6.11%    6.67%
  9,325 - 37,950     18,650 - 75,900       15.00%    3.53%    4.12%    4.71%    5.29%    5.88%    6.47%    7.06%
 37,950 - 91,900     75,900 - 153,100      25.00%    4.00%    4.67%    5.33%    6.00%    6.67%    7.33%    8.00%
 91,900 - 191,650   153,100 - 233,350      28.00%    4.17%    4.86%    5.56%    6.25%    6.94%    7.64%    8.33%
191,650 - 416,700   233,350 - 416,700      33.00%    4.48%    5.22%    5.97%    6.72%    7.46%    8.21%    8.96%
416,700 - 418,400   416,700 - 470,700      35.00%    4.62%    5.38%    6.15%    6.92%    7.69%    8.46%    9.23%
  Over 418,400        Over 470,700         39.60%    4.97%    5.79%    6.62%    7.45%    8.28%    9.11%    9.93%
  Over 418,400        Over 470,700         43.40%**  5.30%    6.18%    7.07%    7.95%    8.83%    9.72%   10.60%


* Please note that the table does not reflect (i) any federal limitations on the amount of allowable itemized deductions, phase-outs of personal or dependent exemption credits or any other credits, (ii) any alternative minimum taxes or any taxes other than personal income taxes or (iii) state or local taxes. In addition, note that certain investment income may also be subject to a 3.8 percent "medicare tax".

** This is the maximum stated regular federal tax rate of 39.60% plus the 3.80% medicare tax imposed on the net investment income of certain taxpayers. The medicare tax could also apply to taxpayers in other tax brackets. This tax generally applies to net investment income if the taxpayer's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Tax-exempt interest income is generally not included in net investment income for purposes of this tax.




36     Understanding Your Investment

CONTENTS

INVESTMENT SUMMARY
-------------------------------------------------------------------

A concise description        2     Investment Objective
of essential information     2     Principal Investment Strategy
about the portfolio          2     Principal Risks
                             3     Who Should Invest
                             3     Essential Information
                             3     Fees and Expenses
                             4     Financial Statements

UNDERSTANDING YOUR INVESTMENT
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Detailed information to     15     How to Buy Units
help you understand         17     How to Sell Your Units
your investment             18     Distributions
                            19     Investment Risks
                            26     Bond Insurance
                            26     How the Trust Works
                            31     Taxes
                            34     Expenses
                            34     Experts
                            35     Additional Information
                            36     Taxable Equivalent Estimated
                                   Current Return

WHERE TO LEARN MORE
-----------------------------------------------------------------------

You can contact us for             VISIT US ON THE INTERNET
free information about             http://www.AAMlive.com
this and other investments,        CALL ADVISORS ASSET MANAGEMENT, INC.
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Supplement                         CALL THE BANK OF NEW YORK MELLON
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ADDITIONAL INFORMATION
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This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain or copy this information including the Information Supplement (a duplication fee may be required):

  E-MAIL:  publicinfo@sec.gov
  WRITE:   Public Reference Section
           Washington, D.C.  20549
  VISIT:   http://www.sec.gov
           (EDGAR Database)
  CALL:    1-202-551-8090
           (only for information on the operation of the Public Reference Section)

REFER TO:
  ADVISORS DISCIPLINED TRUST 1631
  Securities Act file number:  333-209182
  Investment Company Act file number:  811-21056





                                    TAX EXEPMT
                                 SECRUITIES TRUST,
                               INVESTMENT GRADE 8-12
                               YEAR, SERIES 2 -
                               A HARTFORD INVESTMENT
                                 MANAGEMENT COMPANY
                                     ("HIMCO")
                                     PORTFOLIO


                                   PROSPECTUS


                                 JULY 31, 2017














                                     [LOGO]

                                      AAM

                                    ADVISORS
                                ASSET MANAGEMENT

                           ADVISORS DISCIPLINED TRUST

 TAX EXEMPT SECURITIES TRUST, INVESTMENT GRADE 8-12 YEAR - A HARTFORD INVESTMENT
                     MANAGEMENT COMPANY ("HIMCO") PORTFOLIO

                             INFORMATION SUPPLEMENT

                                    JULY 2017

      This Information Supplement provides additional information concerning each trust described in the prospectus for the unit investment trust identified above. This Information Supplement should be read in conjunction with the prospectus. It is not a prospectus. It does not include all of the information that an investor should consider before investing in a trust. It may not be used to offer or sell units of a trust without the prospectus. This Information Supplement is incorporated into the prospectus by reference and has been filed as part of the registration statement with the Securities and Exchange Commission. Investors should obtain and read the prospectus prior to purchasing units of a trust. You can obtain the prospectus without charge at www.aamlive.com or by contacting your financial professional Advisors Asset Management, Inc. at 18925 Base Camp Road, Suite 203, Monument, Colorado 80132, or at 8100 East 22nd Street North, Building 800, Suite 102, Wichita, Kansas 67226 or by calling (877) 858-1773. This Information Supplement is dated as of the date set forth above.


                                    CONTENTS

          General Information                                   2
          Investment Objective and Policies                     3
          Risk Factors                                          7
          Insurance on the Bonds                               28
          Administration of the Trust                          40
          Purchase, Redemption and Pricing of Units            47
          Performance Information                              53
          Description of Securities Ratings                    53

GENERAL INFORMATION

     Each trust is one of a series of separate unit investment trusts created under the name Advisors Disciplined Trust and registered under the Investment Company Act of 1940. Each trust was created as a common law trust on the initial date of deposit set forth in the prospectus for such trust under the laws of the state of New York. Each trust was created under a trust agreement among Advisors Asset Management, Inc. (as sponsor/depositor, evaluator and supervisor) and The Bank of New York Mellon (as trustee). The sponsor provides services to unit investment trusts through its Advisor's Asset Management division.

     When your trust was created, the sponsor delivered to the trustee securities or contracts for the purchase thereof for deposit in the trust and the trustee delivered to the sponsor documentation evidencing the ownership of units of the trust. Additional units of each trust may be issued from time to time by depositing in the trust additional securities (or contracts for the purchase thereof together with cash or irrevocable letters of credit) or cash (including a letter of credit or the equivalent) with instructions to purchase additional securities. As additional units are issued by a trust as a result of the deposit of additional securities by the sponsor, the aggregate value of the securities in the trust will be increased and the fractional undivided interest in the trust represented by each unit will be decreased. The sponsor may continue to make additional deposits of securities into a trust, provided that such additional deposits will be in principal amounts which will generally maintain the same original percentage relationship among the principal amounts of the securities in such trust established by the initial deposit of the securities. Thus, although additional units will be issued, each unit will generally continue to represent the same principal amount of each security, and the percentage relationship among the principal amount of each security in the related trust will generally remain the same. If the sponsor deposits cash to purchase additional securities, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the cash deposit and the purchase of the securities and because the trust will pay any associated brokerage fees.

     The trustee has not participated in the selection of the securities deposited in the trust and has no responsibility for the composition of the trust portfolio.

     Each unit initially offered represents an undivided interest in the related trust. To the extent that any units are redeemed by the trustee or additional units are issued as a result of additional securities being deposited by the sponsor, the fractional undivided interest in a trust represented by each unredeemed unit will increase or decrease accordingly, although the actual interest in such trust represented by such fraction will remain unchanged.
Units will remain outstanding until redeemed upon tender to the trustee by unitholders, which may include the sponsor, or until the termination of the trust agreement.

     A trust consists of (a) the securities listed under the "Schedule of Investments" in the prospectus as may continue to be held from time to time in the trust, (b) any additional securities acquired and held by the trust pursuant to the provisions of the trust agreement and (c) any cash held in the accounts of the trust. Neither the sponsor nor the trustee shall be liable in any way for any failure in any of the securities. However, should any contract for the purchase of any of the securities initially deposited in a trust fail, the sponsor will, unless substantially all of the moneys held in the trust to cover such purchase are reinvested in substitute securities in accordance with the trust agreement, refund the cash and sales charge attributable to such failed contract to all unitholders on the next distribution date.

INVESTMENT OBJECTIVE AND POLICIES

     The prospectus provides additional information regarding the trust's objective and investment strategy. There is, of course, no guarantee that the trust will achieve its objective.

     The trust is a unit investment trust and is not an "actively managed" fund. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. The portfolio of a trust, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its securities from a portfolio.

     The sponsor may not alter the portfolio of a trust by the purchase, sale or substitution of securities, except in the special circumstances discussed herein regarding the substitution of replacement securities for any failed securities. Thus, with the exception of the redemption or maturity of securities in accordance with their terms, the assets of a trust will remain unchanged under normal circumstances.

     The sponsor may direct the trustee to dispose of securities the value of which has been affected by certain adverse events including institution of certain legal proceedings or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the sponsor the retention of such securities in a trust would be detrimental to the interest of the unitholders. The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account of such trust for distribution to the unitholders.

     The sponsor is required to instruct the trustee to reject any offer made by an issuer of securities to issue new securities, or to exchange securities, for trust securities, the trustee shall reject such offer. However, should any issuance, exchange or substitution be effected notwithstanding such rejection or without an initial offer, any securities or property received shall be deposited in the trust and shall be promptly sold by the trustee unless the sponsor advises the trustee to keep such securities or properties. The excess cash proceeds of any such sales will be distributed to unitholders.

     If a public tender offer has been made for a security or a merger, acquisition or similar transaction has been announced affecting a security, the trustee may either sell the security or accept a tender offer if the supervisor determines that the action is in the best interest of unitholders. The trustee will distribute any excess cash proceeds to unitholders. If your trust receives securities or other property, it will either hold the securities or property in the portfolio or sell the securities or property and distribute the proceeds. The sponsor may direct the reinvestment of security sale proceeds if the sale is the direct result of serious adverse credit factors which, in the opinion of the sponsor, would make retention of the securities detrimental to the trust. In such a case, the sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the trust's inception date. The sponsor may also instruct the trustee to take action necessary to ensure that the portfolio continues to satisfy the qualifications of a regulated investment company (a "RIC") for federal tax purposes if the trust has elected to be taxed as a RIC.

     The trustee may sell securities, designated by the sponsor, from a trust for the purpose of redeeming units of such trust tendered for redemption and the payment of expenses.

     In addition, if a trust has elected to be taxed as a RIC, the trustee may dispose of certain securities and take such further action as may be needed from time to time to ensure that a trust continues to satisfy the qualifications of a RIC, including the requirements with respect to diversification under
Section 851 of the Internal Revenue Code, and as may be needed from time to time to avoid the imposition of any tax on a trust or undistributed income of a trust as a RIC.

     Proceeds from the sale of securities (or any securities or other property received by a trust in exchange for securities) are credited to the Principal Account of a trust for distribution to unitholders or to meet redemptions. Except for failed securities and as provided herein, in the prospectus or in the trust agreement, the acquisition by a trust of any securities other than the portfolio securities is prohibited.

     Because certain of the securities in certain of the trusts may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to unitholders and will not be reinvested, no assurance can be given that a trust will retain for any length of time its present size and composition. Neither the sponsor nor the trustee shall be liable in any way for any default, failure or defect in any security. In the event of a failure to deliver any security that has been purchased for a trust under a contract, including those securities purchased on a "when, as and if issued" basis ("Failed Securities"), the sponsor is authorized under the trust agreement to direct the trustee to acquire other securities ("Replacement Securities") to make up the original corpus of such trust.

     Securities in certain of the trusts may have been purchased on a "when, as and if issued" or delayed delivery basis with delivery expected to take place after the first settlement date. Accordingly, the delivery of such securities may be delayed or may not occur. Interest on these securities begins accruing to the benefit of unitholders on their respective dates of delivery.
Unitholders of all trusts will be "at risk" with respect to any "when, as and if issued" or "delayed delivery" securities included in their respective trust (i.e., may derive either gain or loss from fluctuations in the evaluation of such securities) from the date they commit for units.

     The Replacement Securities must be purchased within twenty days after delivery of the notice that a contract to deliver a security will not be honored and the purchase price may not exceed the amount of funds reserved for the purchase of the Failed Securities. The purchase price of the Replacement Securities (exclusive of accrued interest) shall not exceed the principal attributable to the Failed Securities. In addition, no substitution of Replacement Securities will be made without an opinion of counsel that such substitution will not adversely affect the federal income tax status of the related trust. Whenever a Replacement Security is acquired for a trust, the trustee shall, within five days thereafter, notify all unitholders of the trust of the acquisition of the Replacement Security and shall, on the next monthly distribution date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the trust of the Failed Security exceeded the cost of the Replacement Security. Once all of the securities in a trust are acquired, the trustee will have no power to vary the investments of the trust, i.e., the trustee will have no managerial power to take advantage of market variations to improve a unitholder's investment.

     If the right of limited substitution described in the preceding paragraphs is not utilized to acquire Replacement Securities in the event of a failed contract, the sponsor will refund the sales fee attributable to such Failed Securities to all unitholders of the trust and the trustee will distribute the principal and accrued interest attributable to such Failed Securities not more than thirty days after the date on which the trustee would have been required to purchase a Replacement Security. In addition, unitholders should be aware that, at the time of receipt of such principal, they may not be able to reinvest such proceeds in other securities at a yield equal to or in excess of the yield which such proceeds would have earned for unitholders of such trust.

     Whether or not a Replacement Security is acquired, an amount equal to the accrued interest (at the coupon rate of the Failed Securities) will be paid to unitholders of the trust to the date the sponsor removes the Failed Securities from the trust if the sponsor determines not to purchase a Replacement Security or to the date of substitution if a Replacement Security is purchased. All such interest paid to unitholders which accrued after the date of settlement for a purchase of units will be paid by the sponsor. In the event a Replacement Security could not be acquired by a trust, the net annual interest income per unit for such trust would be reduced and the estimated current return and estimated long-term return might be lowered.

     Subsequent to the trust's inception, a security may cease to be rated or its rating may be reduced below any minimum required as of the trust's inception. Neither event requires the elimination of such investment from a trust, but may be considered in the sponsor's determination to direct the trustee to dispose of such investment.

     The sponsor may not alter the portfolio of a trust except upon the happening of certain extraordinary circumstances. Certain of the securities may be subject to optional call or mandatory redemption pursuant to sinking fund provisions, in each case prior to their stated maturity. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer, often at a premium over par. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time at par with proceeds from a fund accumulated for the scheduled retirement of a portion of an issue to maturity. Special or extraordinary redemption provisions may provide for redemption at par of all or a portion of an issue upon the occurrence of certain circumstances. Redemption pursuant to optional call provisions is more likely to occur, and redemption pursuant to special or extraordinary redemption provisions may occur, when the securities have an offering side evaluation which represents a premium over par, that is, when they are able to be refinanced at a lower cost. The proceeds from any such call or redemption pursuant to sinking fund provisions, as well as proceeds from the sale of securities and from securities which mature in accordance with their terms from a trust, unless utilized to pay for units tendered for redemption, will be distributed to unitholders of such trust and will not be used to purchase additional securities for such trust. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of a trust and the net annual interest income of such trust and may reduce the estimated current return and the estimated long-term return. The call, redemption, sale or maturity of securities also may have tax consequences to a unitholder.

     Certain of the securities in certain of the trusts may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount securities at the time they were purchased and deposited in the trusts were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable securities increase, the market discount of previously issued securities will become greater, and if such interest rates for newly issued comparable securities decline, the market discount of previously issued securities will be reduced, other things being equal. Investors should also note that the value of securities purchased at a market discount will increase in value faster than securities purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of securities purchased at a market discount will decrease faster than securities purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium securities and the prepayment benefit for lower yielding, discount securities will be reduced. A discount security held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and loss in the form of tax-exempt interest income than a comparable security newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the sponsor nor the trustee shall be liable in any way for any default, failure or defect in any of the securities.

     Certain of the securities in the trust may be "zero coupon" bonds, i.e., an original issue discount bond that does not provide for the payment of current interest. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently.

     To the best of the sponsor's knowledge, there is no litigation pending as of the trust's inception in respect of any security which might reasonably be expected to have a material adverse effect on the trust. At any time after the trust's inception, litigation may be instituted on a variety of grounds with respect to the securities. The sponsor is unable to predict whether any such litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the trust. The sponsor and the trustee shall not be liable in any way for any default, failure or defect in any security.

RISK FACTORS

     MARKET RISK. You should understand the risks of investing in securities before purchasing units. These risks include the risk that the financial condition of the company or the general condition of the stock market may worsen and the value of the securities (and therefore units) will fall. Securities are especially susceptible to general stock market movements. The value of securities often rises or falls rapidly and unpredictably as market confidence and perceptions of companies change. These perceptions are based on factors including expectations regarding government economic policies, inflation, interest rates, economic expansion or contraction, political climates and economic or banking crises. The value of units of a trust will fluctuate with the value of the securities in the trust and may be more or less than the price you originally paid for your units. As with any investment, no one can guarantee that the performance of a trust will be positive over any period of time. Because each trust is unmanaged, the trustee will not sell securities in response to market fluctuations as is common in managed investments. In addition, because some trusts hold a relatively small number of securities, you may encounter greater market risk than in a more diversified investment.

     CREDIT RISK. Credit risk is the risk that a borrower is unable to meet its obligation to pay principal or interest on a security. This could cause the value of an investment to fall and may reduce the level of dividends an investment pays which would reduce income.

     INTEREST RATE RISK. Interest rate risk is the risk that the value of fixed income securities and similar securities will fall if interest rates increase. Bonds and other fixed income securities typically fall in value when interest rates rise and rise in value when interest rates fall. Securities with longer periods before maturity are often more sensitive to interest rate changes.

     LIQUIDITY RISK. Liquidity risk is the risk that the value of a security will fall if trading in the security is limited or absent. No one can guarantee that a liquid trading market will exist for any security.

     U.S. GOVERNMENT OBLIGATIONS RISK. Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. government to purchase an agency's obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.

     FOREIGN GOVERNMENT SECURITIES RISK. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the ability of sufficient foreign exchange on the date a payment is due (where applicable), the relative size of its debt burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

     SUPRANATIONAL ENTITIES' SECURITIES. Certain securities are obligations issued by supranational entities such as the International Bank for Reconstruction and Development (the World Bank). The government members, or "stockholders," usually make initial capital contributions to supranational entities and in many cases are committed to make additional capital contributions if a supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and an investor in such securities may lose money on such investments.

     BOND QUALITY RISK. Bond quality risk is the risk that a bond will fall in value if a rating agency decreases or withdraws the bond's rating.

     PREPAYMENT RISK. When interest rates fall, among other factors, the issuer of a fixed income security may prepay its obligations earlier than expected. Such amounts will result in early distributions to an investor who may be unable to reinvest such amounts at the yields originally invested which could adversely impact the value of your investment. Certain bonds include call provisions which expose such an investor to call risk. Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates, in general, fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, the holder of such bond will receive principal but will not receive any future interest distributions on the bond. Such investor might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price paid for the bond and could be below the bond's par value. Certain bonds may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used, and various other events.

     EXTENSION RISK. When interest rates rise, among other factors, issuers of a security may pay off obligations more slowly than expected causing the value of such obligations to fall.

     PREMIUM BONDS. Certain of the bonds held by the trust may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased by the trust were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed bonds have an offering side valuation which represents a premium over par or for original issue discount bonds a premium over the accreted value.

     MARKET DISCOUNT. Certain fixed income securities may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount securities at the time of purchase are lower than the current market interest rates for newly issued securities of comparable rating and type. If such interest rates for newly issued comparable securities increase, the market discount of previously issued securities will become greater, and if such interest rates for newly issued comparable securities decline, the market discount of previously issued securities will be reduced, other things being equal. Investors should also note that the value of securities purchased at a market discount will increase in value faster than securities purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of securities purchased at a market discount will decrease faster than securities purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium securities and the prepayment benefit for lower yielding, discount securities will be reduced.

     ORIGINAL ISSUE DISCOUNT BONDS. Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the bonds, is deemed to accrue on a daily basis and the accrued portion is treated as taxable interest income for U.S. federal income tax purposes.

     ZERO COUPON BONDS. Certain of the bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

     "WHEN ISSUED" AND "DELAYED DELIVERY" BONDS. Certain of the bonds may have been purchased on a "when, as and if issued" or "delayed delivery" basis. See "Notes to Portfolio" in the prospectus. The delivery of any such bonds may be delayed or may not occur. Interest on these Bonds begins accruing to the benefit of unitholders on their respective dates of delivery. To the extent any bonds are actually delivered to a trust after their respective expected dates of delivery, unitholders who purchase their unit prior to the date such bonds are actually delivered to the trustee would be required to adjust their tax basis in their unit for a portion of the interest accruing on such bonds during the interval between their purchase of unit and the actual delivery of such bonds. As a result of any such adjustment, the Estimated Current Returns during the first year would be slightly lower than those stated in the Prospectus which would be the returns after the first year, assuming the portfolio of a trust and estimated annual expenses other than that of the trustee (which may be reduced in the first year only) do not vary from that set forth in the prospectus. Unitholders will be "at risk" with respect to all bonds in the portfolios including "when, as and if issued" and "delayed delivery" bonds (i.e., may derive either gain or loss from fluctuations in the evaluation of such bonds) from the date they commit for unit.

     RESTRICTED SECURITIES. Certain securities may only be resold pursuant to Rule 144A under the Securities Act. Such securities may not be readily marketable. Restricted securities may be sold only to purchasers meeting certain eligibility requirements in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration of such securities under the Securities Act is required, an owner may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time an owner may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, an owner might obtain a less favorable price than that which prevailed when it decided to sell.

     MUNICIPAL BONDS. The trusts include certain types of bonds described below. Accordingly, an investment in a trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each trust are described in the prospectus. Neither the sponsor nor the trustee shall be liable in any way for any default, failure or defect in any of the bonds.

     Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other bonds in the trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a trust, both within a particular classification and between classifications, depending on numerous factors.

     Certain of the bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by a trust, the sponsor at the date of deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.

     Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party pay or programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party pay or programs.

     Certain of the bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

     Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

     Certain of the bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

     Certain of the bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

     Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

     Certain of the bonds in certain of the trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

     Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a trust prior to the stated maturity of the bonds.

     Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on unit of the trust involved. Each trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

     To the best knowledge of the sponsor, there is no litigation pending as of the date of deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon any of the trusts. At any time after the trust's inception date, litigation may be initiated on a variety of grounds with respect to bonds in a trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

     CALIFORNIA. The information provided below is only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and are believed to be accurate. Except where otherwise indicated, the information is based on California's 2015-16 fiscal year running from July 1, 2015 to June 30, 2016. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in California or contained in official statements for various California municipal obligations.

     Economic Outlook. California, along with the United States as a whole, completed its seventh year of economic recovery as California ended its fiscal year on June 30, 2016. California's economy demonstrated continued economic growth throughout the 2015-16 fiscal year. California's personal income growth outperformed that of the nation as a whole during the 2015-16 fiscal year, increasing by 5.2% compared with a 3.8% increase nationally. Consequently, consumer spending increased, as demonstrated by a 2.8% increase in California's new vehicle registrations in the 2015-16 fiscal year and a $1.2 billion (5.1%) increase in sales and use tax revenue.

     California's labor market continued to add jobs during the 2015-16 fiscal year. Total employment for June 2016 stood at 18.1 million jobs, a gain of more than 300,000 jobs from the same period a year earlier. Mirroring the increase in jobs, California's unemployment rate fell from 6.2% in June 2015 to 5.4% in June 2016.

     Net Assets. The California primary government's net position as of the end of the 2015-16 fiscal year was a net deficit position of $30.3 billion, an improvement of $10.6 billion (26.0%). The total net deficit position was reduced by $107.1 billion for net investment in capital assets and by $34.8 billion for restricted net position, yielding a negative unrestricted net position of $172.2 billion. Restricted net position is dedicated for specified uses and is not available to fund current activities. More than 59.0% ($101.6 billion) of the negative $172.2 billion consisted of unfunded, employee-related, long-term liabilities that are recognized as soon as an obligation has been incurred, even though payment will occur over many future periods. Another 38.6% ($66.5 billion) consisted of outstanding bonded debt issued to build capital assets of school districts and other local governmental entities. Bonded debt reduces the state's unrestricted net position; however, local governments, not the state, own the capital assets that would normally offset this reduction.

     The primary government's combined net position (governmental and business-type activities) increased by $10.6 billion (26.0%) from a negative $40.9 billion to negative $30.3 billion at June 30, 2016.

     California General Fund. California's main operating fund (the "California General Fund") ended the 2015-16 fiscal year with assets of $20.9 billion; liabilities and deferred inflows of resources of $20.6 billion; and nonspendable, restricted, and committed fund balances of $76 million, $4.0 billion, and $68 million, respectively, leaving the California General Fund with a negative unassigned fund balance of $3.8 billion. Total assets of the California General Fund decreased by $1.3 billion (5.6%) from the prior fiscal year, while the total liabilities and deferred inflows of resources decreased by $3.8 billion (15.7%). The California General Fund's unassigned fund balance deficit decreased by $830 million (17.8%).

     As of the end of the 2015-16 fiscal year, the California General Fund had an excess of revenues over expenditures of $5.8 billion ($117.6 billion in revenues and $111.8 billion in expenditures). Approximately $112.5 billion (95.7%) of California General Fund revenue was derived from California's largest three taxes--personal income taxes ($78.5 billion), sales and use taxes ($24.8 billion) and corporation taxes ($9.2 billion). As a result of fund classifications made to comply with generally accepted governmental accounting principles, a total of $246 million in revenue, essentially all from unemployment programs, was included in the California General Fund. These revenues were not considered California General Fund revenues for any budgetary purposes or for California's "Budgetary/Legal Basis Annual Report." During the 2015-16 fiscal year, total California General Fund revenue increased by $796 million (0.7%). The increase was a result of increases in personal income taxes of $1.6 billion (2.1%) and sales and use taxes of $1.2 billion (5.1%), offset by a decrease in corporation taxes of $1.6 billion (14.5%).

     California General Fund expenditures increased by $4.6 billion (4.3%) during the 2015-16 fiscal year. The largest increases were in education and health and human services expenditures, which were up $2.3 billion and $2.1 billion, respectively. The California General Fund's net fund balance of $362 million for the year ended June 30, 2016, was an improvement of $2.6 billion over the prior year's ending fund deficit of $2.2 billion.

     Budget Outlook. California's 2016-17 Budget Act (the "California Budget Act") was enacted on June 27, 2016. The California Budget Act appropriated $170.9 billion: $122.5 billion from the California General Fund, $44.6 billion from special funds and $3.8 billion from bond funds. The California General Fund's budgeted expenditures increased $6.9 billion (6.0%) over the previous year's California General Fund budget. When the budget was enacted, the California General Fund's revenues were projected to be $120.3 billion after a $3.3 billion transfer to the Budget Stabilization Account ("BSA"). California General Fund revenue comes predominantly from taxes, with personal income taxes expected to provide 67.5% of total revenue. California's major taxes (personal income, sales and use and corporation taxes) were projected to supply approximately 98.1% of the California General Fund's resources in the 2016-17 fiscal year. When the budget was enacted, the California General Fund was projected to end the 2016-17 fiscal year with $8.5 billion in total reserves:
$6.7 billion in the BSA and $1.8
billion in the Special Fund for Economic Uncertainties ("SFEU"), resulting in the fifth consecutive year of projected budget surplus in the California General Fund.

     In January 2017, the proposed 2017-18 governor's budget provided revised California General Fund revenue, expenditure and reserve estimates for the 2016-17 fiscal year. The revised estimate projected California General Fund revenue of $118.8 billion, expenditures of $122.8 billion and total year-end reserves of $6.8 billion: $6.7 billion in the BSA and only $47 million in the SFEU, which is $1.7 billion less than projected in June 2016 for the enacted budget. Actual California General Fund cash receipts for the first half of the 2016-17 fiscal year fell short of the estimates used in preparing the enacted budget, which supported the need for revised estimates. As of January 1, 2017, revenues were $1.7 billion less than forecasted for the first six months of the fiscal year, while disbursements were $2.2 billion more than estimated. As a result, the California General Fund's temporary borrowing was $4.0 billion more than projected, leaving a balance as of December 31, 2016, of $17.8 billion in outstanding loans--comprised entirely of internal borrowing from special funds.

     The majority of the spending plan for the 2016-17 fiscal year included funding that maintains existing state policies or is based on spending allocations driven by constitutional funding requirements, such as the Proposition 98 guaranteed minimum funding levels for K-12 schools and community colleges and the Proposition 2 required minimum transfers to the BSA and minimum annual debt reduction payments. The discretionary portion of the 2016-17 spending plan allocated $2.6 billion toward additional California General Fund reserves: an additional $2.0 billion transfers to the BSA and $600 million to the SFEU; funding for one-time activities, such as $1.5 billion for repairing and replacing aged infrastructure, $500 million for building affordable housing and $200 million for drought-related activities; and ongoing funding augmentations for specific programs, including $300 million to the University of California and California State Universities. To offset the impact of reduced California General Fund revenues in the 2016-17 fiscal year, the administration proposed to reduce or eliminate some of these discretionary items in the 2016-17 spending plan.

     California's governor released his proposed 2017-18 budget on January 10, 2017. The large revenue growth that California experienced in the past few years is beginning to slow and, if no action is taken, the governor's budget projected a budget shortfall of $1.6 billion for the 2017-18 fiscal year. The proposed budget included a variety of solutions to bring California's budget back into balance for the 2017-18 fiscal year and future years, including a $1.7 billion reduction in the Proposition 98 minimum funding guarantee for K-12 schools and community colleges based on the lower revenue estimates, a $900 million elimination of uncommitted one-time spending including in the 2016-17 budget and a $600 million delay or elimination of proposed spending increases. After addressing the budget shortfall, the 2017-18 governor's budget prioritized the achievements made in recent years: more money for education, an earned income tax credit for working families, raising the minimum wage, extending health care to millions of Californians, paying down long-term liabilities and continuing to plan and save for the next recession.

     The 2017-18 governor's budget projected (with all budget solutions enacted) that California General Fund revenues and transfers will be $124.0 billion and expenditures will be

$122.5 billion, leaving an estimated year-end reserve of $1.5 billion in the California General Fund's SFEU. Estimated 2017-18 California General Fund revenues and transfers were 4.4% higher than the revised 2016-17 fiscal year projection of $118.8 billion, but were 2.2% less than estimated for the 2017-18 fiscal year in June 2016. The proposed 2017-18 California General Fund expenditures were slightly less than the revised 2016-17 fiscal year projected expenditures of $122.8 billion, but were 3.0% less than projected for the 2017-18 fiscal year in June 2016.

     Capital Assets. As of June 30, 2016, California's investment in capital assets for its governmental and business-type activities amounted to $136.7 billion (net of accumulated depreciation/amortization). The state's capital assets include land, state highway infrastructure, collections, buildings and other depreciable property, intangible assets and construction/development in progress. The buildings and other depreciable property account includes buildings, improvements other than buildings, equipment, certain infrastructure assets, certain books and other capitalized and depreciable property. Intangible assets include computer software, land use rights, patents, copyrights and trademarks. Infrastructure assets are items that normally are immovable, such as roads and bridges, and can be preserved for a greater number of years than can most capital assets.

     As of June 30, 2016, California's capital assets increased $4.3 billion (3.2%) over the prior fiscal year. The majority of the increase occurred in state highway infrastructure and buildings and other depreciable property.

     Debt Administration. At June 30, 2016, California had total bonded debt outstanding of $110.9 billion. Of this amount, $79.8 billion (71.9%) represented general obligation bonds, which are backed by the full faith and credit of the state. The current portion of general obligation bonds outstanding was $3.2 billion and the long-term portion was $76.6 billion. The remaining $31.1 billion (28.1%) of bonded debt outstanding represents revenue bonds, which are secured solely by specified revenue sources. The current portion of revenue bonds outstanding was $1.7 billion and the long-term portion was $29.4 billion. During the 2015-16 fiscal year, California issued $7.3 billion in new general obligation bonds for governmental activities, including: parks, clean water and clean air; reading and literacy improvement and public libraries; safe drinking water; children's hospitals; earthquake safety and public building rehabilitation; public primary, secondary, community college and university education facilities; highway safety, traffic reduction, air quality and port security; transportation; clean water, watershed protection and flood protection; water security, water quality, water supply and river, coastal and beach protection; water conservation; seismic retrofit; wildlife, coastal and parkland conservation; medical research; housing and emergency shelters; veteran's homes; high speed passenger train projects; and to refund previously outstanding general obligation bonds and commercial paper. California also issued $545 million in new general obligation bonds for veterans farm and home buildings, a business-type activity.

     Budgetary Control. The California state legislature approves an annual budget that contains estimates of revenues and expenditures for the ensuing fiscal year. This budget is the result of negotiations between the governor and the California legislature. Throughout the fiscal year, adjustments in the form of budget revisions, executive orders and financial legislation agreed to by the governor and the California legislature are made to the budget. The California

State Controller's Office is statutorily responsible for controlling revenues due the primary government and for expenditures of each appropriation contained in the budget. Budgeted appropriations are the expenditure authorizations that allow state agencies to purchase or create liabilities for goods and services.

     California's accounting system provides the California State Controller's Office with a centrally-controlled record system to fully account for each budgeted appropriation, including its unexpended balance, and for all cash receipts and disbursements. The accounting system is decentralized, meaning the detail of each control account is maintained by each state agency. During the fiscal year, the control accounts and the agency accounts are maintained and reconciled on a cash basis. At the end of the fiscal year, each agency prepares annual accrual reports for receivables and payables. The California State Controller's Office combines its control account balances with the agency accrual reports to prepare California's Budgetary/Legal Basis Annual Report. State laws and regulations that, in some cases, do not fully agree with generally accepted accounting principles, govern the methods of accounting for expenditures and revenues in these reports.

     Risk Management. California's primary government has elected, with a few exceptions, to be self-insured against loss or liability. The primary government generally does not maintain reserves. Losses are covered by appropriations from each fund responsible for payment in the year in which the payment occurs. The state is permissively self-insured and, barring any extraordinary catastrophic event, the potential amount of loss faced by the state is not considered material in relation to the primary government's financial position. Generally, the exceptions are when a bond resolution or a contract requires the primary government to purchase commercial insurance for coverage against property loss or liability. There have been no significant reductions in insurance coverage in 2016 from the prior year. In addition, no insurance settlement from 2013 to 2016 has exceeded insurance coverage. All claim payments are on a "pay-as-you-go" basis, with workers' compensation benefits for self-insured agencies initially being paid by California's "State Compensation Insurance Fund."

     The discounted liability for unpaid self-insurance claims of the primary government was estimated to be $3.9 billion as of June 30, 2016. This estimate was based primarily on actuarial reviews of the state's workers' compensation program and included indemnity payments to claimants, as well as all other costs of providing workers' compensation benefits, such as medical care and rehabilitation. The estimate also included the liability for unpaid services fees, industrial disability leave benefits, and incurred-but-not-reported amounts. The estimated total liability of approximately $5.6 billion was discounted to $3.9 billion using a 3.5% interest rate. Of the total discounted liability, $409 million was a current liability, of which $276 million was included in the California General Fund, $130 million in the special revenue funds and $3 million in the internal service funds. The remaining $3.5 billion was reported as other noncurrent liabilities in the government-wide statement of net position.

     The University of California, a discretely presented component unit, is self-insured or insured through a wholly-owned captive insurance company. Additional disclosures for the University's risk management and self-insurance claims liability is included in its separately issued financial statements.

     Ratings. As of July 14, 2017, all outstanding general obligation bonds of the state of California were rated "AA+" by S&P Global Ratings, a division of S&P Global, Inc., and "Aa3" by Moody's Investors Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

     Local Issuances. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the state of California, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of California bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the state and various agencies and political subdivisions thereof. The sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds, the market value or marketability of such bonds or the ability of the respective issuers of such bonds to pay interest on or principal of such bonds.

     NEW JERSEY. The information provided below is only a brief summary of the complex factors affecting the financial situation in New Jersey and is derived from sources that are generally available to investors and are believed to be accurate. Except where otherwise indicated, the information is based on New Jersey's 2015-16 fiscal year running from July 1, 2015 to June 30, 2016. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in New Jersey or contained in official statements for various New Jersey municipal obligations.

     Economic Outlook. New Jersey's economic recovery continued in 2016. New Jersey added 14,800 new private sector jobs over the course of the year. New Jersey has gained 281,700 new private sector jobs since February 2010 and private sector payrolls are now higher than the pre-recession peak by 33,200 jobs. Payroll growth in 2016 was led by the education and health services sector; trade, transportation and utilities sector; and manufacturing sector. New Jersey's unemployment rate stood at 4.7% at the end of December 2016 which matched the national unemployment rate.

     New Jersey's housing market continued to recover with a solid year in 2016. Single-family home sales in 2016 were 15.1% higher than in 2015 while townhouse-condo sales were 8.8% higher in 2016 than in 2015. The number of residential building permits issued in 2016 remained above the 25,000 mark for the third year in a row. New car sales continued to rise in 2016 with the total for the year exceeding 600,000 for the first time since prior to the great recession. Aggregate personal income, which includes wage income as well as income from other sources such as assets or transfers, grew for a fourteenth consecutive quarter and reached a new all-time high at the end of the third quarter of 2016.

     Revenues and Expenditures. During the 2015-16 fiscal year, New Jersey's revenues, including transfers, totaled $58.9 billion or a decrease of $0.9 billion when compared to the prior fiscal year. This decrease in total revenues is primarily attributable to decreases in interest earnings and general taxes, primarily New Jersey's corporation business tax. General taxes totaled $30.5 billion and accounted for 51.7% of total state revenues for the 2015-16 fiscal year. New Jersey's gross income tax totaled $13.4 billion, the sales and use tax totaled $9.2 billion and the corporation business tax totaled $2.3 billion. New Jersey's three major taxes comprised 81.7% of the total general taxes that were collected during the 2015-16 fiscal year. General taxes decreased by $307.8 million when compared to the 2014-15 fiscal year.

     The 2015-16 fiscal year expenses totaled $66.0 billion, an increase of $0.9 billion in comparison to the prior fiscal year. New Jersey state spending increased by $769.4 million in government direction, management and control mainly due to the increase in the pension expense based on the requirements of Governmental Accounting Standards Board (GASB) Statement No. 68, Accounting and Financial Reporting for Pensions and $725.7 million in educational, cultural and intellectual development. Offsetting the aforementioned increases were decreases in transportation programs, $308.5 million, and economic planning, development and security, $242.8 million.

     New Jersey General Fund. New Jersey's chief operating fund (the "New Jersey General Fund") is the fund into which all State revenues, not otherwise restricted by statute, are deposited. The New Jersey General Fund's ending fund balance totaled $3.9 billion of which $462.8 million represented unassigned fund balance.

     On a budgetary basis, general revenues of $34.5 billion were $5.5 billion lower than the final budget. The negative variance was the result of unearned federal and other grant revenues of $2.5 billion and declines of $2.3 billion in other revenues. Federal and other grant revenues are not earned unless there has been a grant award and eligible grant expenses incurred. To the extent that federal and grant appropriations are made in anticipation of grant awards and the incurrence of grant expenditures, grant revenues are budgeted.

     Total expenditures were $5.4 billion lower than original appropriations as set forth in the annual Appropriations Act plus supplemental appropriations enacted during the 2015-16 fiscal year. A major cause for under-spending resulted from the overestimate of federal funds. This practice allows New Jersey to receive the maximum federal dollars that become available. During the 2015-16 fiscal year, New Jersey's appropriation of federal funds and other grants exceeded expenditures by $2.5 billion. These excess appropriations are available for use in future years. From a 2015-16 fiscal year program perspective, under-spending transpired in physical and mental health ($2.4 billion); economic planning, development and security ($743.4 million); community development and environmental management ($721.1 million); public safety and criminal justice ($636.0 million); government direction, management and control ($438.6 million); educational, cultural and intellectual development ($311.5 million); transportation programs ($108.5 million); and special government services ($66.2 million).

     Net Assets. The primary government's assets and deferred outflows of resources totaled $56.2 billion, an increase of $9.4 billion from the prior fiscal year after two restatements that resulted in a $703 million increase in net position. Restatements were made to include an increase in capital assets and to reduce the overstated contributory life insurance payable. As of June 30, 2016, liabilities and deferred inflows of resources exceeded assets and deferred outflows of resources by $120.3 billion. New Jersey's unrestricted net position, which represents net assets that have no statutory commitments and are available for discretionary use, totaled a negative $137.0 billion. The negative balance is primarily a result of New Jersey implementing, in the 2014-15 fiscal year, GASB Statement No. 68 and New Jersey's recognition of other postemployment benefits under GASB Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other than Pensions. Financing activities that have contributed to New Jersey's negative unrestricted net position amount include liabilities from pension obligation bonds, the funding of a portion of local elementary and high school construction and the securitization of a major portion of annual tobacco master settlement agreement receipts with no corresponding assets.

     Changes in Net Assets. New Jersey's 2015-16 fiscal year net position decreased by $7.1 billion. Approximately 51.7% of New Jersey's total revenues came from general taxes, while 28.0% was derived from operating grants. Charges for services amounted to 18.7% of total revenues, while other items such as capital grants and miscellaneous revenues accounted for the remainder. New Jersey's expenses cover a range of services. The largest expense, 25.9%, was for educational, cultural and intellectual development, which includes approximately $459.2 million disbursed by the New Jersey Schools Development Authority (a blended component unit) to help finance school facilities construction. Government direction, management and control amounted to 23.1% of total expenses, while physical and mental health amounted to 21.6%. Other major expenditures focused on economic planning, development, and security and public safety and criminal justice. During the 2015-16 fiscal year, governmental activity expenses exceeded program revenues. This imbalance was mainly funded through $32.1 billion of general revenues (mostly taxes). The remaining $7.9 billion resulted in a decrease in net position. Offsetting the governmental net position decrease, business-type activities reflected a net position increase of $762.2 million as the unemployment compensation fund's available resources exceeded the need to pay claims.

     Debt Administration. As of June 30, 2016, New Jersey's outstanding long-term obligations for governmental activities totaled $171.6 billion, a $18.1 billion increase over the prior fiscal year. Of the $18.1 billion increase, $18.6 billion is attributable to increases in the net pension liability and net other postemployment benefits (OPEB) obligation offset by a $0.5 billion reduction in bonded debt. Long-term bonded obligations totaled $42.7 billion, while other long-term obligations totaled $128.9 billion. In addition, New Jersey has $4.0 billion of legislatively authorized bonding capacity that has not yet been issued. As of June 30, 2016, the legislatively authorized but unissued debt decreased by $1.1 billion. In the 2014-15 fiscal year, New Jersey implemented GASB Statement No. 68 which required the State to record its proportionate share of the net pension liability for all state retirement systems. Only the the 2013-14 fiscal year was restated. Therefore, comparisons to fiscal years 2012 and 2013 are incompatible.

     Ratings. As of July 14, 2017, all outstanding general obligation bonds of the State of New Jersey were rated "A" by S&P Global Ratings a division of S&P Global, Inc. and "A3" by Moody's Investors Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

     Local Issuances. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the state and various agencies and political subdivisions thereof. The sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds, the market value or marketability of such bonds or the ability of the respective issuers of such bonds to pay interest on or principal of such bonds.

     NEW YORK. The information provided below is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and are believed to be accurate. Except where otherwise indicated, the information is based on New York's 2015-2016 fiscal year running from April 1, 2015 to March 31, 2016. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in New York or contained in official statements for various New York municipal obligations.

     Economic Condition and Outlook. Overall economic activity, employment and wages all rose in New York in 2015, but at rates below the nation's. The nation's real gross domestic product grew by 2.4 percent, the same as in 2014. In comparison, New York's real gross state product grew at a much slower rate of
1.4 percent. However, this economic growth was marginally stronger than the 1.2 percent gain in 2014. While job growth at the national level accelerated in 2015, increasing by 2.1 percent compared to 1.9 percent in 2014, New York experienced a slight softening, with employment increasing by 1.7 percent as compared to 1.8 percent in 2014. Total employment in New York increased to over
9.2 million. Wages at both the national and state levels increased in 2015. Similar to job growth, gains in wages at the national level (4.6 percent) were stronger than those in New York (4.1 percent) in 2015. However, both the nation and New York realized a deceleration in wage growth from 2014 levels.

     General Government Results. An operating deficit of $978 million is reported in the state's general fund ("New York General Fund") for the 2015-2016 fiscal year. As a result, the

New York General Fund now has an accumulated fund balance of $5.1 billion. New York completed its 2015-2016 fiscal year with a combined governmental funds operating surplus of $408 million as compared to a combined governmental funds operating surplus in the 2014-2015 fiscal year of $6.5 billion. The combined operating surplus of $408 million for the 2015-2016 fiscal year included an operating deficit in the New York General Fund of $978 million, an operating surplus in the "Federal Special Revenue Fund" of $1 million, an operating deficit in the "General Debt Service Fund" of $310 million and an operating surplus in "Other Governmental Funds" of $1.695 billion.

     New York's financial position as shown in its governmental funds balance sheet as of March 31, 2016 includes a fund balance of $14.6 billion comprised of $43.7 billion of assets less liabilities of $27 billion and deferred inflows of resources of $2.1 billion. The governmental funds fund balance includes a $5.1 billion accumulated New York General Fund balance.

     Overall Financial Position. In the 2015-2016 fiscal year, New York reported net position of $32.8 billion, comprised of $157 billion in total assets and $3.1 billion in deferred outflows of resources, less $126.7 billion in total liabilities and $652 million in deferred inflows of resources.

     Net position reported for governmental activities decreased in the 2015-2016 fiscal year by $15 million, decreasing to $32.5 billion from $32.6 billion in the 2014-2015 fiscal year. This decrease is the net result of a $443 million decrease from 2015-2016 fiscal year operations and a $428 million increase of beginning net position related to the adoption of Governmental Accounting Standards Board Statement (GASBS) No. 68. Unrestricted net position for governmental activities--the part of net position that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements--had a deficit of $40.9 billion at the end of the 2015-2016 fiscal year.

     The net position deficit in unrestricted governmental activities, which increased by $1.1 billion in 2016, exists primarily because New York has issued debt for purposes not resulting in a capital asset related to New York governmental activities, the obligation related to other postemployment benefits ($15.5 billion) and the net pension liability ($1.4 billion). Such outstanding debt included: securitizing New York's future tobacco settlement receipts ($1.4 billion); eliminating the need for seasonal borrowing by the New York Local Government Assistance Corporation ($2.1 billion); and borrowing for local highway and bridge projects ($4 billion), local mass transit projects ($1.6 billion), and a wide variety of grants and other expenditures not resulting in New York capital assets ($12.5 billion). This deficit in unrestricted net position of governmental activities can be expected to continue for as long as New York continues to have obligations outstanding for purposes other than the acquisition of New York governmental capital assets.

     The net position for business-type activities decreased by $546 million (70.8 percent) to $225 million in 2016 as compared to $771 million in 2015. The decrease in net position for business-type activities was due in part to the restatement of net position related to the implementation of GASBS No. 68 and GASBS No. 71 ($1.3 billion) as well as to the State University of New York ("SUNY") expenses exceeding operating revenues and state support

($427 million). This was partially offset by employer contributions and other revenue exceeding unemployment benefit payments for the Unemployment Insurance Fund ($1.1 billion), City University of New York Senior College operating revenues and state support exceeding operating expenses ($132 million), and Lottery revenues exceeding expenses, including education aid transfers ($9 million).

     New York General Fund Budgetary Highlights. New York General Fund receipts exceeded disbursements by $1.6 billion in 2015-2016. The New York General Fund ended the 2015-2016 fiscal year with a closing cash fund balance of $8.9 billion, which consisted of approximately $1.8 billion in the state's rainy day reserve funds ($1.3 billion in the "Tax Stabilization Reserve Account" and $540 million in the "Rainy Day Reserve Fund"), $63 million in the "Community Projects Fund," $21 million in the "Contingency Reserve Fund," and $7.1 billion in the "Refund Reserve Account." Total New York General Fund receipts for the 2015-2016 fiscal year (including transfers from other funds) were approximately $69.7 billion. Total New York General Fund disbursements for the 2015-2016 fiscal year (including transfers to other funds) were approximately $68.0 billion.

     Net operating results for the 2015-2015 fiscal year were $5.4 billion more favorable than anticipated in the original financial plan, with the original plan projecting a net operating deficit of $3.8 billion. Total receipts and transfers from other funds exceeded original financial plan estimates by $1.4 billion and total disbursements and transfers to other funds were less than original financial plan estimates by $4.0 billion.

     The primary factor contributing to higher than projected total receipts was $1.6 billion in unanticipated non-tax collections received as a result of monetary settlements reached by the Department of Financial Services, the Department of Law, and the Manhattan District Attorney's Office with banks, insurance companies, and other financial institutions for violations of New York banking and insurance laws. In addition, actual base tax growth for 2015-2016 finished at 5.4 percent, which was higher than the original financial plan estimate of 4.5 percent. Other tax collections were higher than the original plan as a result of extraordinary estate tax collections, while lower collections for business taxes and consumption/use taxes partly offset overall higher receipts.

     Net operating results for the 2015-2016 fiscal year were $3.9 billion more favorable than anticipated in the final financial plan, with the final financial plan projecting a net operating deficit of $2.3 billion. Total receipts and disbursements were lower than the final financial plan estimates (by $618 million and $4.5 billion, respectively). Lower receipts were primarily due to lower than expected business tax collections related to lower audit receipts driven by the corporate franchise tax, and lower personal income tax collections reflecting weaker than projected withholding. Lower than projected total disbursements occurred primarily as a result of lower than planned transfers to the Other Governmental Fund--Dedicated Infrastructure Investment Fund, as well as lower spending for local assistance and agency operations.

     Capital Assets. As of the end of the 2015-2016 fiscal year, New York has $102.5 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation, and infrastructure, which primarily includes roads and bridges. This amount represents a net increase (including additions and deductions) of $642 million over the 2014-2015 fiscal year.

     Debt Administration. There are a number of methods by which New York may incur debt. New York has obtained long-term financing in the form of voter-approved General Obligation debt (voter-approved debt) and other obligations that are authorized by legislation but not approved by the voters (non-voter-approved debt), including lease purchase and contractual obligations where New York's legal obligation to make payments is subject to and paid from annual appropriations made by the New York State legislature or from assignment of revenue in the case of tobacco settlement revenue bonds. Equipment capital leases and mortgage loan commitments, which represent $275 million as of the end of the 2015-2016 fiscal year, do not require legislative or voter approval. Other obligations include certain bonds issued through New York public authorities and certificates of participation. New York administers its long-term financing needs as a single portfolio of New York-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by New York's governmental activities--thus it is not expected to be repaid from resource generated by business-type activities.

     At the end of the 2015-2016 fiscal year, New York had $182 million in New York-supported (net) variable rate bonds outstanding and $1.8 billion in interest rate exchange agreements, in which New York issues variable rate bonds and enters into a swap agreement that effectively converts the rate to a fixed rate. At the end of the 2015-2016 fiscal year, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 0.4 percent of the New York-supported debt portfolio. Variable rate bonds that were converted to a synthetic fixed rate through swap agreements of $1.8 billion were equal to 3.6 percent of the total New York-supported debt portfolio.

     At the end of the 2015-2016 fiscal year, New York had $56.7 billion in bonds, notes, and other financing agreements outstanding compared with $57.4 billion in the 2014-2015 fiscal year, a decrease of $698 million.

     In addition, New York reported $838 million for collateralized borrowings ($401 million in governmental activities and $437 million in business-type activities) for which specific revenues have been pledged. In the 2014-2015 fiscal year, New York reported $870 million for collateralized borrowings ($430 million in governmental activities and $440 million in business-type activities). During the 2015-2016 fiscal year, New York issued $7.9 billion in bonds, of which $4.5 billion was for refunding and $3.4 billion was for new borrowing.

     The New York State Constitution, with exceptions for emergencies, limits the amount of general obligation bonds that can be issued to that amount approved by the voters for a single work or purpose in a general election. As of the end of the 2015-2016 fiscal year, New York has $2.7 billion in authorized but unissued bond capacity that can be used to issue bonds for specifically approved purposes. New York may issue short-term debt without voter approval in anticipation of the receipt of taxes and revenues or proceeds from duly authorized but not issued general obligation bonds.

     The state finance law, through the New York State Debt Reform Act of 2000 (the "New York Debt Reform Act"), also imposes phased-in caps on the issuance of the new New York-supported debt and related debt service costs. The New York Debt Reform Act also limits the use of debt to capital works and purposes, and establishes a maximum term length for repayment of 30 years. The New York Debt Reform Act applies to all New York-supported debt. The New York Debt Reform Act does not apply to debt issued prior to April 1, 2000 or to other obligations issued by public authorities where New York is not the direct obligor.

     Litigation. The State of New York is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State of New York arising from alleged torts, alleged breaches of contracts, condemnation proceedings, and other alleged violations of state and federal laws.

     Included in New York's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs, primarily involving New York's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future. With respect to pending and threatened litigation, New York has reported, in the governmental activities, liabilities of $856 million, of which $656 million pertains to SUNY, for awarded claims, anticipated unfavorable judgments, and incurred but not reported loss estimates related to medical malpractice claims. In addition, the State of New York is party to other claims and litigation that its legal counsel has advised may result in possible adverse court decisions with estimated potential losses of approximately $211 million.

     Ratings. As of July 14, 2017 all outstanding general obligation bonds of the State of New York were rated "AA" by S&P Global Ratings a division of S&P Global, Inc., and "Aa1" by Moody's Investors Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

     Local Issuances. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the state and various agencies and political subdivisions thereof. The sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds, the market value or marketability of such bonds or the ability of the respective issuers of such bonds to pay interest on or principal of such bonds.

     ADDITIONAL DEPOSITS.   The trust agreement authorizes the sponsor to
increase the size of a trust and the number of units thereof by the deposit of additional securities, or cash (including a letter of credit or the equivalent) with instructions to purchase additional securities, in such trust and the issuance of a corresponding number of additional units. In connection with these deposits, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the deposit and the purchase of the securities and because a trust will pay the associated brokerage fees and other acquisition costs.

INSURANCE ON THE BONDS

     Insurance has been obtained on certain bonds guaranteeing prompt payment of interest and principal, when due, in respect of the bonds. There have been a number of recent developments with respect to ratings actions impacting insurance companies by the rating agencies, Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings Ltd. ("Fitch"). In light of the ongoing nature of ratings actions or announcements by the rating agencies, you should consult announcements by the rating agencies, the websites of the rating agencies, and the websites of the portfolio insurers for the current publicly available information. These ratings actions have had a significant impact on the portfolio insurers', and other bond insurers', ability to compete in the financial guarantee business. A brief description of potential insurers is contained below.

     ACA Financial Guaranty Corporation ("ACA Financial Guaranty"). ACA Financial Guaranty is organized in the State of Maryland. The common stock of ACA Financial Guaranty is owned 100% by Manifold Capital, LLC, legal successor to Manifold Capital Corp. (formerly ACA Capital Holding, Inc.). ACA Financial Guaranty is authorized to provide financial guaranty insurance on tax-exempt and other debt obligations, as well as on certain obligations related to asset-backed and corporate financings.

     On December 15, 2008, Standard & Poor's withdrew its ratings of ACA Financial Guaranty at the company's request, which remains in effect as of January 18, 2017. On December 15, 2008, Standard & Poor's had raised its financial strength, financial enhancement, and issuer credit ratings on ACA Financial Guaranty to B from CCC and removed the company from its CreditWatch developing status. The outlook was developing. The upgraded rating reflected the positive effects of the restructuring transaction completed in August 2008 that settled all outstanding collateralized debt obligations ("CDO") and reinsurance exposures of the company, including the significantly deteriorated CDO of asset-backed securities ("ABS") transactions, eliminating a requirement to post a significant amount of collateral to the CDO of ABS counterparties.
The settlement required that ACA Financial Guaranty make a $209 million cash payment and a distribution of surplus notes. The surplus notes provided the former CDO counterparties and certain other counterparties with what amounted to a 95% economic interest in the company. As a result of the transaction, the company's $7 billion risk portfolio was comprised almost exclusively of U.S. public finance exposure predominantly of BBB and BB credit quality with above-average concentrations in the health care and higher education sectors. The developing outlook reflected the following possibilities: that the company could run off in an orderly fashion with capital adequacy improving due to low losses and effective expense management; or that capital adequacy could deteriorate through a combination of meaningful losses precipitated by weak credits and/or a soft economy, poor expense management, and/or excessive distributions to surplus noteholders as allowed by the Maryland Insurance Administration. On August 8, 2008, ACA Financial Guaranty and counterparties to its structured finance products reached an agreement on a restructuring plan. The plan, approved by the Maryland Insurance Administration, provided for settlement of the structured finance obligations and protection for ACA Financial Guaranty's municipal policyholders. ACA Financial Guaranty has since operated as a runoff insurance company and focused on monitoring its remaining insured municipal obligations.

     As of September 30, 2016, ACA Financial Guaranty had net admitted assets of approximately $309.6 million and total liabilities of approximately $285.2 million, as compared to approximately $330.0 million and $288.9 million, respectively, as of December 31, 2015. The statutory surplus was approximately $24.5 million as of September 30, 2016, and $41.2 million as of December 31, 2015. Statutory net income/(loss) as of September 30, 2016 was approximately $(17.1) million, compared to net income/(loss) of approximately $2.4 million as of September 30, 2015.

     ACA Financial Guaranty Corporation maintains a website at www.aca.com where it makes available, free of charge and as soon as reasonably practicable after they file with, or furnish to, the Securities and Exchange Commission (the "SEC"), copies of their most recently filed Annual Report on Form 10-K, all Quarterly Reports on Form 10-Q and all Current Reports on Form 8-K, including all amendments to those reports.

     The information relating to ACA Financial Guaranty and its affiliates contained above has been furnished by ACA Financial Guaranty. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Ambac Assurance Corporation ("Ambac Assurance"). Ambac Financial Group, Inc. ("Ambac"), headquartered in New York City, is a holding company incorporated on April 29, 1991 with activities divided into two business segments: (i) financial guarantee and (ii) financial services. Ambac Assurance provides financial guarantee insurance for public and structured finance obligations. Ambac Assurance is the successor to the founding financial guarantee insurance company, which wrote the first bond insurance policy in 1971. The holding company is largely dependent on dividends from Ambac Assurance to pay dividends on its common stock, to pay principal and interest on its indebtedness and to pay its operating expenses.

     On November 8, 2010, Ambac announced that it filed for Chapter 11 bankruptcy protection and intends to continue to operate in the ordinary course of business as "debtor-in-possession" under the jurisdiction of the United States Bankruptcy Court for the Southern District of New York. The court entered an order confirming the company's plan of reorganization on March 14, 2012. Until the plan of reorganization was consummated and the company emerged from bankruptcy, Ambac operated in the ordinary course of business as "debtor-in-possession" in accordance with the applicable provisions of the United States Bankruptcy Code and the orders of the bankruptcy court. On May 1, 2013 Ambac completed its financial restructuring and emerged from Chapter 11 bankruptcy projection.
Under the terms of the restructuring all allowed claims of Ambac's former creditors were discharged and they received new common stock, and in certain instances, new warrants, issued by the reorganized company.

     On April 7, 2011, Moody's withdrew its Caa2 rating of Ambac Assurance for business reasons, which withdrawal remains in effect as of January 18, 2017. On November 29, 2010, Ambac Assurance requested that Standard & Poor's withdraw its ratings, which withdrawal remains in effect as of January 18, 2017. Standard and Poor's previously changed Ambac Assurance's rating on March 25, 2010, from CC to R to reflect the level of regulatory intervention at Ambac Assurance following a directive by the Commissioner of Insurance of the State of Wisconsin. Ratings are an essential part of Ambac Assurance's ability to provide credit enhancement and are essential to Ambac Assurance's ability to compete in the financial guarantee business. Considering the high levels of delinquencies and defaults within residential mortgage loans, each of these rating agencies began a review of the capital adequacy of the financial guarantee industry in the fall of 2007. In late December 2007, following the rating agency reviews, Ambac Assurance's AAA rating was affirmed by both Standard & Poor's (with a negative outlook) and Moody's; however, Fitch placed Ambac Assurance's triple-A rating on "rating watch negative" and stated that Ambac Assurance had a modeled $1 billion capital shortfall. On June 18, 2008, Ambac announced its decision to terminate its ratings contract with Fitch. By July 2008, Ambac Assurance was rated AA with a negative outlook by Standard & Poor's and Aa3 with a negative outlook by Moody's.

     On July 28, 2009, Ambac Assurance announced a large estimated increase in loss reserve for the second quarter of 2009 which would reduce regulatory capital to levels below the regulatory-required minimum threshold. Moody's cautioned in late January 2010 that Ambac Assurance's capitalization remained stressed due to mortgage-related exposures and high operating leverage that could result in relatively modest changes in mortgage loss estimates to have substantial effects on capital adequacy. On November 8, 2010, Ambac announced that it filed for a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. The company announced that it was unable to raise additional capital as an alternative to seeking bankruptcy protection and was also unable to agree to terms with an ad-hoc committee of certain senior debt holders in order to restructure its outstanding debt through a prepackaged bankruptcy proceeding. As of June 30, 2010, Ambac had debt outstanding amounting to approximately $1.6 billion. Under the terms of the restructuring, all allowed claims of the former creditors of Ambac were discharged and such creditors received new common stock, and in certain instances, new warrants, issued by the reorganized company.

     Ratings actions have had a significant impact on Ambac Assurance's ability to compete in the financial guarantee business. As a result of the rating agency actions described above, as well as significant disruption in the capital markets and investor concern, Ambac Assurance has been able to write only a limited amount of new financial guarantee business since November 2007. Ambac Assurance had been working with rating agencies and regulators to launch Everspan Financial Guarantee Corp. (doing business as Connie Lee Insurance Company in all states except Wisconsin), a wholly-owned but insulated subsidiary of Ambac Assurance. The new company had been designed to have segregated capital, separate risk management and a separate board of directors. On June 1, 2009, however, management announced that it postponed its plan to establish the municipal-only financial guarantee company. On January 25, 2011, the Wisconsin Office of the Commissioner of Insurance announced confirmation of its plan of rehabilitation for the segregated account of Ambac Assurance. The segregated account was established by Ambac Assurance on March 24, 2010, to segregate certain liabilities that presented serious financial hazards to the company and its policyholders. As of December 2011, approximately 500 in-force policies covering a net par outstanding amount of approximately $27 billion were held in the segregated account.

     On April 8, 2013 Ambac reached an agreement with the United States of America with respect to the terms of a settlement that resolved claims filed against Ambac by the Internal Revenue Service and related litigation. Under the terms of the settlement Ambac will pay the United States $1.9 million, and Ambac Assurance and/or the segregated account of Ambac Assurance will pay the United States $100.0 million. The IRS settlement also limits the amount of net operating loss carry-forwards Ambac is entitled to claim relating to its credit default swap contracts for the tax years covered by the settlement to the extent such net operating loss carry-forwards exceed $3.4 billion. As a result, Ambac will experience a net reduction in its aggregate net operating loss carry-forwards of approximately $1.1 billion.

     As of September 30, 2016, Ambac Assurance had net admitted assets of approximately $5.5 billion and total liabilities of approximately $4.6 billion, as compared to approximately $4.8 billion and $4.2 billion, respectively, as of December 31, 2015. Statutory surplus was approximately $921.9 million at September 30, 2016 and $624.8 million at December 31, 2015, respectively. The statutory net income/(loss) as of September 30, 2016 was approximately $298.6 million, compared to net income/(loss) of approximately $370.9 million as of September 30, 2015.

     On September 20, 2012, in accordance with certain rules published by the rehabilitator of the segregated account, the segregated account commenced paying 25% of each permitted policy claim that arose since the commencement of the claims payment moratorium period, which lasted from March 24, 2010 through July 31, 2012. On August 2, 2013 the Circuit Court for Dane County, Wisconsin issued an order permitting the rehabilitator of the segregated account to make cash
payments in excess of 25% of permitted policy claims on certain policies.   This
order was affirmed by the Wisconsin Court of Appeals on October 24, 2013. On June 11, 2014, the Circuit Court for Dane County, Wisconsin approved the rehabilitator's motion to amend the confirmed plan of rehabilitation, which will allow holders of permitted policy claims of the segregated account to receive a combination of cash payments and the right to deferred amounts equal to the remaining balance of such claims.

     Ambac Assurance is subject to insurance regulatory requirements of the States of Wisconsin and New York, and the other jurisdictions in which it is licensed to conduct business. Ambac is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information can be read at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York, 10005. Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340. Ambac maintains a website at www.ambac.com.

     The information relating to Ambac Assurance and its affiliates contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Assured Guaranty Corp. ("AGC"). AGC is a Maryland-domiciled insurance company regulated by the Maryland Insurance Administration and licensed to conduct financial guaranty insurance business in all fifty states of the United States, the District of Columbia and Puerto Rico. AGC commenced operations in 1988. AGC is a wholly owned, indirect subsidiary of Assured Guaranty Ltd. ("AGL"), a Bermuda-based holding company whose shares are publicly traded and are listed on the New York Stock Exchange under the symbol "AGO." AGL, through its operating subsidiaries, provides credit enhancement products to the U.S. and global public finance, infrastructure and structured finance markets. Neither AGL nor any of its shareholders is obligated to pay any debts of AGC or any claims under any insurance policy issued by AGC.

     On January 17, 2013, Moody's downgraded AGC's financial strength from Aa3 (review for possible downgrade) to A3 (stable outlook). On January 13, 2017, AGC requested that Moody's withdraw AGC's financial strength rating but as of January 18, 2017, AGC's insurance financial strength rating was A3 (stable outlook). On March 18, 2014, Standard & Poor's raised AGC's financial strength rating to AA (stable outlook), which remains in effect as of January 18, 2017. On February 24, 2010, Fitch, at the request of AGL, withdrew its AA- (Negative Outlook) insurer financial strength rating of AGC at the then current rating level.

     AGC's net admitted assets and total liabilities as of September 30, 2016, were approximately $3.3 billion and $1.6 billion, respectively, as compared to approximately $3.8 billion and $2.3 billion, respectively, as of December 31, 2015. The total surplus as regards policyholders was approximately $1.7 billion as of September 30, 2016 and $1.5 billion as of December 31, 2015. The statutory net income/(loss) as of September 30, 2016 was approximately $46.5 million, compared to net income/(loss) of approximately $91.6 million as of September 30, 2015.

     Assured Guaranty, parent company of AGC, maintains a website at www.assuredguaranty.com.

     The information relating to AGC and its affiliates contained above has been furnished by AGC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Assured Guaranty Municipal Corp. ("AGM").   AGM is a New York domiciled
financial guaranty insurance company and a wholly owned subsidiary of Assured Guaranty Municipal Holdings Inc. ("Holdings"). Holdings is an indirect subsidiary of AGL. No shareholder of AGL, Holdings or AGM is liable for the obligations of AGM. Effective November 9, 2009, Financial Security Assurance Inc. changed its name to Assured Guaranty Municipal Corp.

     On January 17, 2013, Moody's downgraded AGM's financial strength from Aa3 (review for possible downgrade) to A2 (stable outlook), which remains in effect as of January 18, 2017. On March 18, 2014, Standard & Poor's raised AGM's financial strength rating to AA (stable outlook), which remains in effect as of January 18, 2017. On February 24, 2010, Fitch, at the request of AGL, withdrew its AA (Negative Outlook) insurer financial strength rating of AGM. Fitch has not reinstated its rating as of January 18, 2017.

     AGM's net admitted assets and total liabilities as of September 30, 2016 were approximately $5.7 billion and $3.2 billion, respectively, as compared to approximately $5.8 billion and $3.3 billion, respectively, as of December 31, 2015. The total surplus as regards policyholders was approximately $2.5 billion as of September 30, 2016, and $2.4 billion as of December 31, 2015. The net income/(loss) as of September 30, 2016 was approximately $192.0 million, compared to net income/(loss) of approximately $159.2 million as of September 30, 2015.

     Assured Guaranty, parent company of AGM, maintains a website at www.assuredguaranty.com.

     The information relating to AGM and its affiliates contained above has been furnished by AGM. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Berkshire Hathaway Assurance Corporation ("BHAC"). BHAC is a bond insurance company that is an indirect, wholly-owned subsidiary of Berkshire Hathaway Inc. BHAC is a New York stock insurance corporation that writes financial guaranty insurance. BHAC was organized on December 21, 2007, and received its New York Certificate of Authority on December 28, 2007. BHAC is licensed in New York to write financial guaranty insurance, surety insurance and credit insurance. As of April 11, 2008, BHAC was licensed to write financial guaranty insurance in 47 additional states and the District of Columbia.

     BHAC is subject to the insurance laws and regulations of the State of New York, BHAC's state of domicile. Pursuant to New York's financial guaranty insurance law, financial guaranty insurers are limited to writing financial guaranty insurance and related lines, including surety and credit insurance. In addition, New York's financial guaranty insurance law (i) requires such insurers to maintain a minimum surplus as regards policyholders, (ii) establishes limits on the aggregate net amount of exposure that may be retained in respect of a particular issuer or revenue source and on the aggregate net amount of exposure that may be retained in respect of particular types of risk as a percentage of surplus as regards policyholders; and (iii) establishes contingency, loss and unearned premium reserve requirements. BHAC is also subject to the applicable insurance laws and regulations of all other jurisdictions in which it is licensed to transact insurance business. The insurance laws and regulations vary by jurisdiction.

     BHAC's admitted assets and total liabilities as of September 30, 2016, were approximately $2.2 billion and $717.2 million, respectively, as compared to approximately $2.2 billion and $727.2 million, respectively, as of December 31, 2015. The total surplus as regards policyholders determined in accordance with statutory accounting practices ("SAP") prescribed or permitted by the New York Department of Insurance was approximately $1.5 billion as of September 30, 2016 and $1.4 billion as of December 31, 2015.

     Copies of BHAC's most recently published SAP Annual Statement is available upon request to: Berkshire Hathaway Assurance Corporation, 100 First Stamford Place, Stamford, CT 06902, Attention: General Counsel. BHAC's telephone number is (203) 363-5200.

     The policies issued by BHAC are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Laws. Standard & Poor's has assigned its AA+ financial strength and financial enhancement ratings to BHAC. Standard & Poor's has assigned its AA+ financial enhancement rating to Columbia. The ratings on BHAC are based on a guaranty from Columbia in favor of BHAC. Both of these ratings remain in effect as of January 18, 2017. The guaranty issued by Columbia applies to BHAC's policy issued with respect to the bonds. Any explanation of these ratings may only be obtained from Standard & Poor's. The ratings are not a recommendation to buy, sell or hold the bonds, and are subject to revision or withdrawal at any time by Standard & Poor's. Any downward revision or withdrawal of a rating may have an adverse effect on the market price of the bonds.

     In addition, Moody's has assigned its Aa1 insurance financial strength ratings to BHAC and Columbia, which remains in effect as of January 18, 2017. Any explanation of these ratings may only be obtained from Moody's. The ratings are not a recommendation to buy, sell or hold the bonds, and are subject to revision or withdrawal at any time by Moody's. Any downward revision or withdrawal of a rating may have an adverse effect on the market price of the bonds. On April 8, 2009, the date that Moody's Investor Services, Inc. assigned its rating to BHAC, BHAC's ultimate parent company, Berkshire Hathaway Inc., maintained an investment in Moody's Investor Services, Inc.'s parent company of approximately 19.6% of the common shares then outstanding. BHAC does not guarantee the market price or investment value of the bonds nor does it guarantee that the ratings on the bonds will not be revised or withdrawn.

     The information relating to BHAC and its affiliates contained above has been furnished by BHAC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     CIFG Assurance North America, Inc. ("CIFG"). CIFG, a New York corporation, and CIFG Europe provide financial guarantees for transactions in the public finance, structured finance, and infrastructure finance markets in the United States, Europe and around the world.

On July 1, 2016, Assured Guaranty Corp. acquired the parent of CIFG and on July 5, 2016, merged CIFG into ACG, with ACG as the surviving company. Bonds insured by CIFG have become insured obligations of ACG.

     The information relating to CIFG and its affiliates contained above has been furnished by CIFG. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Financial Guaranty Insurance Company ("FGIC"). FGIC is a wholly owned subsidiary of FGIC Corporation. The company provides financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. FGIC typically guarantees the scheduled payments of principal and interest on an issuer's obligations when due. FGIC is licensed to write financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and, through a branch, the United Kingdom.

     The deterioration in the U.S. housing and mortgage markets and the global credit markets adversely affected FGIC's business, results of operations, and financial condition. During 2008, FGIC's financial strength and credit ratings were downgraded by various rating agencies. The financial strength ratings downgrades have adversely impacted the company's ability to generate new business and, unless restored, will impact the future business, operations and financial results. As a result of these developments, the company ceased writing new business to preserve capital. On September 30, 2008, FGIC entered into a reinsurance agreement with MBIA under which MBIA reinsured certain policies covering approximately $166 billion of FGIC's U.S. public finance insured par outstanding. The reinsurance provided by MBIA was to enable covered policyholders to make claims for payment directly against MBIA in accordance with the terms of the reinsurance agreement.

     On November 24, 2009, the New York Insurance Department issued an order requiring FGIC to cease writing new policies and suspend paying any and all claims because of ongoing surplus to policyholders deficits and impairment of required minimum surplus to policyholders. The order required FGIC to provide a detailed and final restructuring plan no later than January 5, 2010. To satisfy this requirement, FGIC provided to the New York Insurance Department FGIC's proposed surplus restoration plan, which, as of February 1, 2010, was under review. The order further required FGIC to return to compliance with regulatory requirements by March 25, 2010, which was subsequently extended to June 15, 2010. FGIC announced on May 14, 2010, as part of its surplus restoration plan, its plans to participate in an offer to exchange certain residential mortgage-backed securities and asset-backed securities insured by FGIC for cash and uninsured securities by Sharps SP I LLC. On October 25, 2010, Sharps SP I LLC announced that it did not receive sufficient participation from eligible holders in its offer to exchange certain residential mortgage-backed securities and asset-backed securities insured by FGIC to satisfy the conditions necessary to complete the exchange offer. As a result, the conditions for successfully effectuating FGIC's surplus restoration plan had not been satisfied. On December 2, 2010, FGIC announced that investors holding securities guaranteed by FGIC formed a policyholder group in light of the unsuccessful exchange offer.

     On August 4, 2010, FGIC Corporation, FGIC's parent company, announced it had filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the Southern District of New York. On March 25, 2010, FGIC and its subsidiary, FGIC Credit Products LLC, entered into a commitment and support agreement with seven counterparties to their credit default swaps. This agreement would enable FGIC to mitigate its potential existing exposure to material claims based on mark-to-market termination payments under such credit default swaps. Under this agreement, the counterparties have agreed to forbear from exercising certain acceleration, termination, and assessment rights under their credit default swap contracts for a period of time. This agreement also involves FGIC forming a new wholly owned subsidiary licensed as a New York financial guaranty insurance corporation that would assume FGIC's rights, obligations, and liabilities under the specified credit default swap policies.

     On June 11, 2012, FGIC announced that the Superintendent of the New York State Department of Financial Services filed a verified petition with the Supreme Court of the State of New York for an order of rehabilitation (i) appointing the Superintendent as rehabilitator of FGIC; (ii) directing the rehabilitator to take possession of the property and assets of FGIC and to conduct its business; and (iii) directing the rehabilitator to take steps toward removing the causes and conditions which have made the rehabilitation proceeding necessary. FGIC has consented to the commencement of the rehabilitation proceeding.

     On September 27, 2012, the rehabilitator filed a proposed Plan of Rehabilitation for FGIC and the First Amended Plan of Rehabilitation for FGIC. The rehabilitator filed a revised First Amended Plan of Rehabilitation for FGIC, dated June 4, 2013, and the court approved the plan on June 11, 2013. On August 19, 2013, the Plan of Rehabilitation became effective and the rehabilitation proceeding was terminated. On October 8, 2015, and October 21, 2016, FGIC announced that it had received notice from the New York State Department for Financial Services that it could increase the cash payment percentage of permitted policy claims in accordance with the terms of the First Amended Plan of Rehabilitation for FGIC.

     On April 16, 2014, FGIC reached a settlement with Bank of America Corporation concerning nine second-lien residential mortgage-backed securitizations sponsored by Countywide Home Loans, Inc., for which FGIC provided financial guaranty insurance. Under the terms of this settlement, FGIC received a settlement payment of $584 million in cash and all outstanding litigation between FGIC and Bank of America, as well as outstanding and potential claims by FGIC related to alleged representations and warranties breaches and other claims involving such securitizations, were resolved.

     On April 22, 2009, Standard and Poor's lowered its rating of FGIC to CC from CCC with a negative outlook, and subsequently withdrew its ratings because of an expectation that timely financial information would no longer be available. On March 24, 2009, FGIC was downgraded to Caa3 from Caa1 with a negative outlook by Moody's, which also announced that it was withdrawing the ratings of FGIC and FGIC Corporation for business reasons. Effective November 24, 2008, Fitch no longer provides a rating for FGIC, citing its belief that FGIC's financial guaranty franchise was effectively in run-off and, as a result, that there was limited investor interest in continued coverage of the rating. Prior to January 2008, FGIC was rated

AAA, Aaa and AAA by Standard & Poor's, Moody's, and Fitch, respectively. None of these reporting agencies had reinstated their ratings of FGIC as of January 18, 2017.

     As of September 30, 2016, FGIC had total admitted assets of approximately $2.4 billion and total liabilities of approximately $2.4 billion. At year end 2015, FGIC had net admitted assets of approximately $2.4 billion and total liabilities of approximately $2.3 billion. As of September 30, 2016, FGIC's statutory surplus/(deficit) was approximately $66.4 million compared to a statutory surplus/(deficit) of approximately $66.4 million on December 31, 2015. The net income/(loss) as of September 30, 2016 was approximately $26.1 million, compared to net income/(loss) of approximately $29.6 million as of September 30, 2015. As discussed above, due to this statutory deficit, FGIC is suspended by the New York State Insurance Department from writing new policies and paying all claims.

     Copies of FGIC's most recent generally accepted accounting principles and statutory accounting practices financial statements are available upon request to: Financial Guaranty Insurance Company, 521 Fifth Avenue, 15th Floor, New York, NY 10175, Attention: Corporate Communications Department. Financial Guaranty's telephone number is (212) 312-3000. FGIC maintains a website at www.FGIC.com.

     The information relating to FGIC and its affiliates contained above has been furnished by FGIC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     National Public Finance Guarantee Corporation ("National"). National is an insurance subsidiary of MBIA, Inc., a Connecticut corporation. On February 25, 2008, MBIA Insurance Corporation ("MBIA") announced a plan to implement several initiatives in connection with the restructuring of its business over the next few years. A significant aspect of the plan was the creation of separate legal operating entities for MBIA's public, structured, and asset management businesses as soon as feasible, with a goal of within five years. As part of that plan, on February 18, 2009, MBIA announced it had formed a new public finance-only financial guarantee insurance company which would conduct business only in the United States. The new company initially did business as MBIA Illinois, but changed its name to National Public Finance Guarantee Corporation officially on March 19, 2009. Its initial portfolio of approximately $537 billion in net par outstanding as of February 18, 2009 consisted of both the U.S. public finance policies originally insured by MBIA and those reinsured as part of a 2008 portfolio transaction with FGIC. All of the existing affected policyholders were to have reinsurance provided by National through the cut-through provision in the reinsurance agreement and second-to-pay policies, which gave MBIA and FGIC policyholders the ability to make a claim for payment directly against National. As of August 19, 2013, covered policies that previously benefited from the reinsurance agreement and second to pay policies entered into by MBIA Insurance Corporation in 2008 and subsequently assigned to and reinsured by National in 2009, have been novated to National, which now becomes the primary insurer under the policies.

     On May 21, 2014, Moody's raised its rating on National to A3 with a stable outlook. As of January 18, 2017, National has an insurance financial strength rating of A3 with a negative outlook. On May 10, 2013, Standard and Poor's raised its rating on National to A with a stable outlook. As of January 18, 2017, National has a long-term issuer credit rating of AA- (stable outlook).

     As of September 30, 2016, National's total net admitted assets were approximately $4.5 billion and its total liabilities were approximately $1.8 billion, as compared to approximately $4.7 billion and $2.2 billion, respectively, as of December 31, 2015. The surplus as regards policyholders was approximately $2.7 billion as of September 30, 2016, and $2.5 billion as of December 31, 2015. As of September 30, 2016, National had a statutory net income/(loss) of approximately $139.4 million, compared with a net income/(loss) of approximately $202.7 million as of September 30, 2015.

     National maintains a website at www.nationalpfg.com.

     The information relating to MBIA, National and their affiliates contained above has been furnished by MBIA and/or National. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Radian Asset Assurance, Inc. ("Radian"). Radian Group Inc. is a global credit risk management company headquartered in Philadelphia with significant operations in New York and London. On April 1, 2015, Assured Guaranty Corp. acquired Radian and merged Radian into AGC, with AGC as the surviving company. Bonds insured by Radian have become insured obligations of AGC.

     Radian Group, Inc., the former parent company of Radian, maintains a website at http://www.radian.biz.

     The information relating to Radian and its affiliates contained above has been furnished by Radian. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Syncora Guarantee Inc. (formerly XL Capital Assurance Inc.) ("Syncora"). Syncora is a wholly owned subsidiary of Syncora Holdings Ltd., a holding company domiciled in Bermuda, and provides financial guarantee insurance and other credit enhancement for debt obligations in the U.S. and international capital markets, including municipal bonds, asset-backed securities, debt backed by utilities and selected infrastructure projects, future flow securitizations, bank deposit insurance and collateralized debt obligations.

     On November 8, 2012, Moody's withdrew its rating of Syncora, citing a lack of adequate information to support the maintenance of a rating. Syncora had previously been rated Ca by Moody's. On July 28, 2010, Standard & Poor's withdrew its rating of Syncora. A press release stated that this was due to a lack of sufficient information to judge the company's claims paying ability. Syncora had previously been given an R rating due to being under regulatory supervision. Neither reporting agency had reinstated its ratings of Syncora as of January 18, 2017.

     In its year-end 2008 annual statement, Syncora reported a statutory policyholders' deficit of approximately $2.4 billion, which would permit the New York Insurance Department to intervene in Syncora's operations and seek court appointment as rehabilitator or liquidator of the company. Syncora then engaged in settlement negotiations with its counterparties and launched a tender offer for insured residential mortgage-backed securities as part of a broader restructuring initiative. On July 17, 2009, Syncora announced that it completed substantially all of the steps of its comprehensive restructuring contemplated by the master transaction agreement between Syncora and certain financial counterparties to its credit default swap and financial guarantee policies and accepted the tender offer for certain residential mortgage-backed securities insured by Syncora. As a result, the company expected to remediate its policyholders' surplus deficit in the range of $3.9 and $4.1 billion. The restructuring was to relieve the company of approximately $6.0 billion in losses and loss reserves. The company expected that the successful remediation of its policyholders' surplus deficit would allow it to return to compliance with the New York State Insurance Department's minimum policyholders' surplus requirement of $65 million. Syncora is not currently writing new insurance business and, along with its newly formed financial guarantee insurance subsidiary, Syncora Capital Assurance Inc., will not resume writing new insurance business. The New York State Insurance Department approved the transactions relating to the restructuring and directed that, upon the completion of each of the transactions so approved, the company would confirm that such closings have occurred and the impairment to its policyholders' surplus had been removed.

     On April 12, 2010, Syncora reported that it had closed the outstanding transaction that was part of its restructuring that was announced on July 17, 2007. On July 20, 2010, Syncora announced that it completed its remediation plan sufficient to meet its minimum statutory policyholder surplus requirements and address previously announced short and medium term liquidity issues. The remediation plan included purchases of certain of the company's guaranteed exposures, monetization of certain of its illiquid assets, receipt of a partial prepayment of a surplus note from its wholly owned subsidiary Syncora Capital Assurance Inc. and various other loss remediation and restructuring actions. Syncora also announced that, as required by a supplemental order issued by the New York Insurance Department on June 17, 2010, the company provided, and the New York Insurance Department approved, Syncora's plan for the payment of new claims as they become due in the ordinary course of business and for the payment of claims accrued and unpaid since April 26, 2009. On October 25, 2010, Syncora announced that it would record a decrease in its statutory policyholders' surplus of approximately $25 million to $40 million for the third quarter of 2010, principally as a result of adverse development with respect to residential mortgage backed securities and other guaranteed transactions. In connection with the adverse development of its reserves, Syncora identified a potential mismatch of future long-term claim payments and reimbursement of such claim payments and warned that such mismatch might impact liquidity at that time. If not mitigated, the company warned, these issues could materially impair Syncora's ability to satisfy its future obligations. In addition, Syncora announced that it expected the discount rate used in the calculation of its reserves and loss adjustment expenses at December 31, 2010 to be lower, as compared to that used in prior periods during 2010 and as of December 31, 2009. The company warned that a decrease in this rate will cause Syncora's reserves and loss adjustment expenses to increase and such increase may have a material adverse effect on the company's policyholders' surplus.

     On December 4, 2013, Syncora announced that it settled all litigation and commuted all its insurance policies issued in connection with the Jefferson County, Alabama Sewer Warrants pursuant to a consensual plan of debt adjustment. Syncora received a partial recovery on claims totaling $246 million, including claims with respect to certain warrants it owned as a result of past payments under its insurance policies. Syncora was released by all relevant parties from any legal claims against it in connection with its insurance of the warrants.

     On February 2, 2014, Syncora announced that it settled certain residential mortgage-backed securities claims with JPMorgan Chase & Co. in return for a cash settlement. On that date, the company also announced that as a result of multiple substantial remediation transactions and litigation recoveries, the company expected to remove disclosure from its annual statutory financial statements regarding substantial doubt about the its ability to continue as a going concern over the next twelve months.

     Syncora's net admitted assets and total liabilities as of September 30, 2016 were approximately $1.2 billion and $72.6 million, respectively, as compared to approximately $1.2 billion and $162.5 million, respectively, as of December 31, 2015. The surplus as regards policyholders was approximately $1.2 billion as of September 30, 2016, and $1.1 billion as of December 31, 2015. As of September 30, 2016, Syncora had a statutory net income/(loss) of approximately $56.7 million, compared with a net income/(loss) of approximately $48.2 million as of September 30, 2015.

     The company's website address is www.syncora.com.

     The information relating to Syncora and its affiliates contained above has been furnished by Syncora. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     The public can read and copy any materials the above referenced companies file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, DC 20549. The public can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers, which may include the companies listed above, that file electronically with the SEC. The address of the SEC's website is www.sec.gov.

ADMINISTRATION OF THE TRUST

     DISTRIBUTIONS TO UNITHOLDERS. Interest received by a trust, including any portion of the proceeds from a disposition of securities which represents accrued interest, is credited by the trustee to the Interest Account for the trust. All other receipts are credited by the trustee to a separate Principal Account for the trust. The trustee normally has no cash for distribution to unitholders until it receives interest payments on the securities in the trust. On the dates set forth under "Essential Information" in the prospectus, the trustee will commence distributions, in part from funds advanced by the trustee.

     Thereafter, assuming the trust retains its original size and composition, after deduction of the fees and expenses and reimbursements (without interest) to the trustee for any amounts advanced to a trust, the trustee will normally distribute any income and principal received by the trust on each distribution date or shortly thereafter to unitholders of record on the preceding Record Date. Unitholders will receive an amount substantially equal to their pro rata share of the balance of the Interest Account. However, interest earned at any point in time will generally be greater than the amount actually received by the trustee. Therefore, there will generally remain an item of accrued interest that is added to the daily value of the units. If unitholders sell or redeem all or a portion of their units, they will be paid their proportionate share of the accrued interest to, but not including, the third business day after the date of a sale or to the date of tender in the case of a redemption.

     Unitholders of record on the first record date will receive an interest distribution on the first distribution date. Because the period of time between the first distribution date and the regular distribution dates may not be a full period, the first regular distributions may be partial distributions.

     Persons who purchase units between a record date and a distribution date will receive their first distribution on the second distribution date following their purchase of units. Since interest on securities in the trust is payable at varying intervals and distributions are made to unitholders at different intervals from receipt of interest, the interest accruing to a trust may not be equal to the amount of money received and available for distribution from the Interest Account. Therefore, on each distribution date the amount of interest actually deposited in the Interest Account and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from such variances, the trustee is authorized by the trust agreement to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The trustee will be reimbursed, without interest, for any such advances from funds available in the Interest Account.

     The trustee will distribute on each distribution date or shortly thereafter, to each unitholder of record on the preceding record date, an amount substantially equal to such holder's pro rata share of the available cash balance, if any, in the Principal Account computed as of the close of business on the preceding record date. However, no distribution will be required if the balance in the Principal Account is less than $1.00 per unit.

     STATEMENTS TO UNITHOLDERS. With each distribution, the trustee will furnish to each unitholder a statement of the amount of income and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per unit.

     The accounts of a trust are required to be audited annually, at the related trust's expense, by independent public accountants designated by the sponsor, unless the sponsor determines that such an audit would not be in the best interest of the unitholders of the trust. The accountants' report will be furnished by the trustee to any unitholder upon written request. Within a reasonable period of time after the end of each calendar year, the trustee shall furnish to each person who at any time during the calendar year was a unitholder of a trust a statement, covering the calendar year, setting forth for the trust:

(A)  As to the Interest Account:

     (1) Income received;

     (2) Deductions for applicable taxes and for fees and expenses of the trust and for redemptions of units, if any; and

     (3) The balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each unit outstanding on the last business day of such calendar year; and

(B)  As to the Principal Account:

     (1) The dates of disposition of any securities and the net proceeds received therefrom;

     (2) Deductions for payment of applicable taxes and fees and expenses of the trust and for redemptions of units, if any; and

     (3) The balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each unit outstanding on the last business day of such calendar year; and

(C)  The following information:

     (1) A list of the securities as of the last business day of such calendar year;

     (2) The number of units outstanding on the last business day of such calendar year;

     (3) The redemption price based on the last evaluation made during such calendar year;

     (4) The amount actually distributed during such calendar year from the Interest and Principal Accounts separately stated, expressed both as total dollar amounts and as dollar amounts per unit outstanding on the record dates for each such distribution.

     RIGHTS OF UNITHOLDERS. A unitholder may at any time tender units to the trustee for redemption. The death or incapacity of any unitholder will not operate to terminate a trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of a trust. No unitholder shall have the right to control the operation and management of a trust in any manner, except to vote with respect to the amendment of the trust agreement or termination of a trust.

     AMENDMENT AND TERMINATION. The trust agreement may be amended from time to time by the sponsor and trustee or their respective successors, without the consent of any of the unitholders, (i) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent with any other provision contained in the trust agreement, (ii) to make such other provision in regard to matters or questions arising under the trust agreement as shall not materially adversely affect the interests of the unitholders or (iii) to make such amendments as may be necessary (a) for the trust to continue to qualify as a RIC for federal income tax purposes if the trust has elected to be taxed as such under the United States Internal Revenue Code of 1986, as amended, or (b) to prevent the trust from being deemed an association taxable as a corporation for federal income tax purposes if the trust has not elected to be taxed as a RIC under the United States Internal Revenue Code of 1986, as amended. The trust agreement may not be amended, however, without the consent of all unitholders then outstanding, so as (1) to permit, except in accordance with the terms and conditions thereof, the acquisition hereunder of any securities other than those specified in the schedules to the trust agreement or
(2) to reduce the percentage of units the holders of which are required to consent to certain of such amendments. The trust agreement may not be amended so as to reduce the interest in a trust represented by units without the consent
of all affected    unitholders.  Except for the amendments, changes or
modifications described above, neither the sponsor nor the trustee may consent to any other amendment, change or modification of the trust agreement without the giving of notice and the obtaining of the approval or consent of unitholders representing at least 66 2/3% of the units then outstanding of the affected trust. No amendment may reduce the aggregate percentage of units the holders of which are required to consent to any amendment, change or modification of the trust agreement without the consent of the unitholders of all of the units then outstanding of the affected trust and in no event may any amendment be made which would (1) alter the rights to the unitholders as against each other, (2) provide the trustee with the power to engage in business or investment activities other than as specifically provided in the trust agreement, (3) adversely affect the tax status of the trust for federal income tax purposes or result in the units being deemed to be sold or exchanged for federal income tax purposes or (4) unless the trust has elected to be taxed as a RIC for federal income tax purposes, result in a variation of the investment of unitholders in the trust. The trustee will notify unitholders of the substance of any such amendment.

     The trust agreement provides that a trust shall terminate upon the maturity, liquidation, redemption or other disposition of the last of the securities held in the trust but in no event is it to continue beyond the mandatory termination date. If the value of a trust shall be less than the applicable minimum value stated in the prospectus (generally 40% of the total value of securities deposited in the trust during the initial offering period), the trustee may, in its discretion, and shall, when so directed by the sponsor, terminate the trust. A trust may be terminated at any time by the holders of
units representing 66 2/3% of the units thereof then outstanding.    A trust
will be liquidated by the trustee in the event that a sufficient number of units of the trust not yet sold are tendered for redemption by the sponsor, so that the net worth of the trust would be reduced to less than 40% of the value of the securities at the time they were deposited in the trust. If a trust is liquidated because of the redemption of unsold units by the sponsor, the sponsor will refund to each purchaser of units the entire sales fee paid by such purchaser.

     Within a reasonable period after termination, the trustee will sell any securities remaining in a trust and, after paying all expenses and charges incurred by the trust, will distribute to unitholders thereof (upon surrender for cancellation of certificates for units, if issued) their pro rata share of the balances remaining in the Interest and Principal Accounts of the trust.

     THE TRUSTEE. The trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, (800) 848-6468. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

     The trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any trust. In accordance with the trust agreement, the trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of units held by, every unitholder of a trust. Such books and records shall be open to inspection by any unitholder at all reasonable times during usual business hours. The trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The trustee shall keep a certified copy or duplicate original of the trust agreement on file in its office available for inspection at all reasonable times during usual business hours by any unitholder, together with a current list of the securities held in each trust. Pursuant to the trust agreement, the trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising a trust.

     Under the trust agreement, the trustee or any successor trustee may resign and be discharged of a trust created by the trust agreement by executing an instrument in writing and filing the same with the sponsor.

     The trustee or successor trustee must mail a copy of the notice of resignation to all unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. In case at any time the trustee shall not meet the requirements set forth in the trust agreement, or shall become incapable of acting, or if a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the trustee in an involuntary case, or the trustee shall commence a voluntary case, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the trustee or for any substantial part of its property shall be appointed, or the trustee shall generally fail to pay its debts as they become due, or shall fail to meet such written standards for the trustee's performance as shall be established from time to time by the sponsor, or if the sponsor determines in good faith that there has occurred either (1) a material deterioration in the creditworthiness of the trustee or (2) one or more grossly negligent acts on the part of the trustee with respect to a trust, the sponsor, upon sixty days' prior written notice, may remove the trustee and appoint a successor trustee, as hereinafter provided, by written instrument, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee. Notice of such removal and appointment shall be mailed to each unitholder by the sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

     THE SPONSOR. The sponsor of the trust is Advisors Asset Management, Inc. The sponsor is a broker-dealer specializing in providing services to broker-dealers, registered representatives, investment advisers and other financial professionals. The sponsor's headquarters are located at 18925 Base Camp Road, Monument, Colorado 80132. You can contact the Advisor's Asset Management division at 8100 East 22nd Street North, Building 800, Suite 102, Wichita, Kansas 67226 or by using the contacts listed on the back cover of the prospectus. The sponsor is a registered broker-dealer and investment adviser and a member of the Financial Industry Regulatory Authority, Inc. (FINRA) and the Securities Investor Protection Corporation (SIPC), and a registrant of the Municipal Securities Rulemaking Board (MSRB).

     If at any time the sponsor shall fail to perform any of its duties under the trust agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the trustee may (a) appoint a successor sponsor at rates of compensation deemed by the trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, (b) terminate the trust agreement and liquidate any trust as provided therein, or (c) continue to act as trustee without terminating the trust agreement.

     THE EVALUATOR AND SUPERVISOR. Advisors Asset Management, Inc., the sponsor, also serves as evaluator and supervisor. The evaluator and supervisor may resign or be removed by the sponsor and trustee in which event the sponsor or trustee is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If upon resignation of the evaluator no successor has accepted appointment within thirty days after notice of resignation, the evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the trustee to each unitholder.

     LIMITATIONS ON LIABILITY. The sponsor, evaluator, and supervisor are liable for the performance of their obligations arising from their responsibilities under the trust agreement but will be under no liability to the unitholders for taking any action or refraining from any action in good faith pursuant to the trust agreement or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct or its reckless disregard for its duties thereunder. The sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any securities.

     The trust agreement provides that the trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of moneys, securities or certificates except by reason of its own gross negligence, bad faith or willful misconduct, or its reckless disregard for its duties under the trust agreement, nor shall the trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the trustee of any securities. In the event that the sponsor shall fail to act, the trustee may act and shall not be liable for any such action taken by it in good faith. The trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the securities or upon the interest thereof. In addition, the trust agreement contains other customary provisions limiting the liability of the trustee.

     The trustee and unitholders may rely on any evaluation furnished by the evaluator and shall have no responsibility for the accuracy thereof. The trust agreement provides that the determinations made by the evaluator shall be made in good faith upon the basis of the best information available to it, provided, however, that the evaluator shall be under no liability to the trustee or unitholders for errors in judgment, but shall be liable for its gross negligence, bad faith or willful misconduct or its reckless disregard for its obligations under the trust agreement.

     EXPENSES OF THE TRUST. The sponsor will not charge a trust any fees for services performed as sponsor. The sponsor will receive a portion of the sale commissions paid in connection with the purchase of units and will share in profits, if any, related to the deposit of securities in the trust.

     The trustee receives for its services that fee set forth in the prospectus. The trustee's fee which is calculated and paid monthly is based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month. The trustee benefits to the extent there are funds for future distributions, payment of expenses and redemptions in the Principal and Interest Accounts since these Accounts are non-interest bearing and the amounts earned by the trustee are retained by the trustee. Part of the trustee's compensation for its services to a trust is expected to result from the use of these funds.

     The supervisor will charge a trust a surveillance fee for services performed for the trust in an amount not to exceed that amount set forth in the prospectus but in no event will such compensation, when combined with all compensation received from other unit investment trusts for which the sponsor both acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the sponsor of providing such services. Such fee shall be based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month.

     For evaluation of the securities in a trust, the evaluator shall receive an evaluation fee in an amount not to exceed that amount set forth in the prospectus but in no event will such compensation, when combined with all compensation from other unit investment trusts for which the sponsor acts as sponsor and provides evaluation services, exceed the aggregate cost of providing such services. Such fee shall be based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month.

     For providing bookkeeping and administrative services to a trust, the sponsor shall receive an administration fee in an amount not to exceed that amount set forth in the prospectus but in no event will such compensation, when combined with all compensation from other unit investment trusts for which the sponsor acts as sponsor and provides evaluation services, exceed the aggregate cost of providing such services. Such fee shall be based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month.

     The trustee's fee, sponsor's fee for providing bookkeeping and administrative services to the trust, supervisor's fee and evaluator's fee are deducted from the Interest Account of the related trust to the extent funds are available and then from the Principal Account. Each such fee may be increased without approval of unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index or any equivalent index substituted therefor.

     The following additional charges are or may be incurred by the trust:
(a) fees for the trustee's extraordinary services; (b) expenses of the trustee (including legal and auditing expenses and reimbursement of the cost of advances to the trust for payment of expenses and distributions, but not including any fees and expenses charged by an agent for custody and safeguarding of securities) and of counsel, if any; (c) various governmental charges;
(d) expenses and costs of any action taken by the trustee to protect the trust or the rights and interests of the unitholders; (e) indemnification of the trustee for any loss, liability or expense incurred by it in the administration of the trust not resulting from negligence, bad faith or willful misconduct on its part or its reckless disregard of its obligations under the trust agreement;
(f) indemnification of the sponsor for any loss, liability or expense incurred in acting in that capacity without gross negligence, bad faith or willful misconduct or its reckless disregard for its obligations under the trust agreement; (g) expenditures incurred in contacting unitholders upon termination of the trust. The fees and expenses set forth herein are payable out of a trust and, when owing to the trustee, are secured by a lien on the trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by the trust, the trustee has the power to sell securities to pay such amounts. These sales may result in capital gains or losses to unitholders. A trust may pay the costs of updating its registration statement each year.

PURCHASE, REDEMPTION AND PRICING OF UNITS

     PUBLIC OFFERING PRICE. Units of a trust are offered at the public offering price thereof. During the initial offering period, the public offering price per unit is equal to the net asset value per unit (generally based on the offering side evaluations of the securities) plus the applicable sales fee referred to in the prospectus. The public offering price for secondary market transactions is based on the net asset value per unit (generally based on the bid side evaluations of the securities). Certain broker-dealers may charge a transaction fee for processing unit purchases.

     The evaluator will appraise or cause to be appraised daily the value of the underlying securities as of the close of regular trading on the New York Stock Exchange on days the New York Stock Exchange is open and will adjust the public offering price of the units commensurate with such valuation. Such public offering price will be effective for all orders received at or prior to the close of regular trading on the New York Stock Exchange on each such day.
Orders received by the trustee, sponsor or any dealer for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price.

     The public offering price per unit of the trust as shown under "Essential Information" in the prospectus as of the date stated therein or on any subsequent date will vary from the amount stated under "Essential Information" in the prospectus in accordance with fluctuations in the prices of the underlying securities and the amount of accrued interest on the units. Net asset value per unit is determined by dividing the value of a trust's portfolio securities (including any accrued interest), cash and other assets, less all liabilities (including accrued expenses), by the total number of units outstanding. The portfolio securities are valued at their current market value or their fair value as determined in good faith by the Evaluator. The aggregate bid and offering side evaluations of the securities shall be determined (a) on the basis of current bid or offering prices of the securities, (b) if bid or offering prices are not available for any particular security, on the basis of current bid or offering prices for comparable securities, (c) by determining the value of securities on the bid or offer side of the market by appraisal, or
(d) by any combination of the above.

     The interest on the securities deposited in a trust, less the related estimated fees and expenses, will accrue daily. The amount of net interest income which accrues per unit may change as securities mature or are redeemed, exchanged or sold, or as the expenses of a trust change or the number of outstanding units of a trust changes.

     Although payment is normally made three business days following the order for purchase, payments may be made prior thereto. A person will become the owner of units on the date of settlement provided payment has been received. Cash, if any, made available to the sponsor prior to the date of settlement for the purchase of units may be used in the sponsor's business and may be deemed to be a benefit to the sponsor, subject to the limitations of the Securities Exchange Act of 1934. If a unitholder desires to have certificates representing units purchased, such certificates will be delivered as soon as possible following his written request therefor.

     ACCRUED INTEREST. Accrued interest is the accumulation of unpaid interest on a security from the last day on which interest thereon was paid. Interest on securities generally is paid monthly or semi-annually although a trust accrues such interest daily. Because of this, a trust always has an amount of interest earned but not yet collected by the trustee. For this reason, the public offering price of units of a trust will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a trust the amount, if any, of accrued interest paid on their units.

     In an effort to reduce the amount of accrued interest which would otherwise have to be paid in addition to the public offering price in the sale of units to the public, the trustee will advance the amount of accrued interest as of the first settlement date and the same will be distributed to the sponsor as the unitholder of record as of the first settlement date. Consequently, the amount of accrued interest to be added to the public offering price of units will include only accrued interest from the first settlement date to the date of settlement, less any distributions from the Interest Account subsequent to the first settlement date.

     Because of the varying interest payment dates of securities, accrued interest at any point in time will be greater than the amount of interest actually received by the applicable trusts and distributed to unitholders. Therefore, there will always remain an item of accrued interest that is added to the value of the units. If a unitholder sells or redeems all or a portion of his units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his units. Since the trustee has the use of the funds held in the Interest Account for distributions to unitholders and since such account is non-interest-bearing to unitholders, the trustee benefits thereby.

     COMPARISON OF PUBLIC OFFERING PRICE AND REDEMPTION PRICE. The net asset value of units will generally be determined on the basis of the current bid prices of the securities.

     PUBLIC DISTRIBUTION OF UNITS. The sponsor intends to qualify the units for sale in a number of states. Units will be sold through dealers who are members of the Financial Industry Regulatory Authority, Inc. and through others. Sales may be made to or through dealers at prices which represent discounts from the public offering price as set forth in the prospectus. Certain commercial banks may be making units available to their customers on an agency basis. The sponsor reserves the right to change the discounts from time to time.

     We may provide, at our own expense and out of our own profits, additional compensation and benefits to broker-dealers who sell shares of units of this trust and our other products. This compensation is intended to result in additional sales of our products and/or compensate broker-dealers and financial advisors for past sales. We may make these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisors, advertising, sponsorship of events or seminars, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of the our products. These arrangements will not change the price you pay for your units.

     The sponsor reserves the right to reject, in whole or in part, any order for the purchase of units.

     PROFITS OF SPONSOR. The sponsor will receive gross sales fees equal to the percentage of the offering price of the units of such trusts stated in the prospectus and will pay a portion of such sales fees to dealers and agents. In addition, the sponsor may realize a profit or a loss resulting from the difference between the purchase prices of the securities to the sponsor and the cost of such securities to a trust, which is based on the offering side evaluation of the securities. The sponsor may also realize profits or losses with respect to securities deposited in a trust which were acquired from underwriting syndicates of which the sponsor was a member. An underwriter or underwriting syndicate purchases securities from the issuer on a negotiated or competitive bid basis, as principal, with the motive of marketing such securities to investors at a profit. The sponsor may realize additional profits or losses on unsold units as a result of changes in the daily evaluation of the securities in a trust.

     MARKET FOR UNITS. After the initial offering period, while not obligated to do so, the sponsor may, subject to change at any time, maintain a market for units of the trust offered hereby and to continuously offer to purchase said units at the net asset value, determined by the evaluator based on the aggregate bid prices of the underlying securities in the trust, together with any accrued interest to the expected dates of settlement. Unitholders who wish to dispose of their units should inquire of their broker as to current market prices in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount thereof.

     The offering price of any units resold by the sponsor will be in accord with that described in the currently effective prospectus describing such units. Any profit or loss resulting from the resale of such units will belong to the sponsor. If the sponsor decides to maintain a secondary market, it may suspend or discontinue purchases of units of the trust if the supply of units exceeds demand, or for other business reasons.

     REDEMPTION. A unitholder who does not dispose of units in the secondary market described above may cause units to be redeemed by the trustee by making a written request to the trustee at its unit investment trust division office and, in the case of units evidenced by a certificate, by tendering such certificate to the trustee properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the trustee. Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the trustee and on any certificate representing the units to be redeemed. If the amount of the redemption is $500 or less and the proceeds are payable to the unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the trustee. A certificate should only be sent by registered or certified mail for the protection of the unitholder. Since tender of the certificate is required for redemption when one has been issued, units represented by a certificate cannot be redeemed until the certificate representing such units has been received by the purchasers.

     Redemption shall be made by the trustee no later than the seventh day following the day on which a tender for redemption is received (the "Redemption Date") by payment of cash equivalent to the redemption price, determined as set forth below under "Computation of Redemption Price," as of the close of regular trading on the New York Stock Exchange next following such tender, multiplied by the number of units being redeemed. Any units redeemed shall be canceled and any undivided fractional interest in the related trust extinguished. The price received upon redemption might be more or less than the amount paid by the unitholder depending on the value of the securities in the trust at the time of redemption. Certain broker-dealers may charge a transaction fee for processing redemption requests.

     Under regulations issued by the Internal Revenue Service, the trustee is required to withhold a specified percentage of the principal amount of a unit redemption if the trustee has not been furnished the redeeming unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the unitholder only when filing a tax return. Under normal circumstances the trustee obtains the unitholder's tax identification number from the selling broker. However, any time a unitholder elects to tender units for redemption, such unitholder should make sure that the trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the trustee has not been previously provided such number, one must be provided at the time redemption is requested. Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account of a trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account for a trust.

     The trustee is empowered to sell securities in order to make funds available for the redemption of units. To the extent that securities are sold, the size of a trust will be, and the diversity of a trust may be, reduced but each remaining unit will continue to represent approximately the same proportional interest in each security. Sales may be required at a time when securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the unitholder depending on the value of the securities in the portfolio at the time of redemption.

     The trustee is irrevocably authorized in its discretion, if the sponsor does not elect to purchase any unit tendered for redemption, in lieu of redeeming such units, to sell such units in the over-the-counter market for the account of tendering unitholders at prices which will return to the unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of the redemption price for such units. In the event of any such sale, the trustee shall pay the net proceeds thereof to the unitholders on the day they would otherwise be entitled to receive payment of the redemption price.

     The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted;
(2) for any period during which an emergency exists as a result of which disposal by the trustee of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying securities in accordance with the trust agreement; or (3) for such other period as the Securities and Exchange Commission may by order permit. The trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

     COMPUTATION OF REDEMPTION PRICE. The redemption price for units (the net asset value) of each trust is computed by the evaluator as of the evaluation time stated in the prospectus next occurring after the tendering of a unit for redemption and on any other business day desired by it, by:

A. adding: (1) the cash on hand in the trust other than cash deposited in the trust to purchase securities not applied to the purchase of such securities; (2) the aggregate value of each issue of the securities (including "when issued" contracts, if any) held in the trust as determined by the evaluator on the basis of bid prices therefor; and (3) interest accrued and unpaid on the securities in the trust as of the date of computation;

B. deducting therefrom (1) amounts representing any applicable taxes or governmental charges payable out of the trust and for which no deductions have been previously made for the purpose of additions to the Reserve Account; (2) an amount representing estimated accrued expenses of the trust, including but not limited to fees and expenses of the trustee (including legal and auditing fees and any insurance costs), the evaluator, the sponsor and counsel, if any; (3) cash held for distribution to unitholders of record as of the business day prior to the evaluation being made; and (4) other liabilities incurred by the trust; and

C. finally dividing the results of such computation by the number of units of the trust outstanding as of the date thereof.

     RETIREMENT PLANS. A trust may be suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other qualified retirement plans. Generally, capital gains and income received under each of the foregoing plans are deferred from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special income averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. The trust may lower the minimum investment requirement for IRA accounts. Fees and charges with respect to such plans may vary.

     OWNERSHIP OF UNITS. Ownership of units will not be evidenced by certificates unless a unitholder, the unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the trustee. Units are transferable by making a written request to the trustee and, in the case of units evidenced by a certificate, by presenting and surrendering such certificate to the trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent by registered or certified mail for the protection of the unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the trustee and on any certificate representing the units to be transferred. Such signatures must be guaranteed as described above.

     Units may be purchased and certificates, if requested, will be issued in denominations of one unit or any multiple thereof, subject to the minimum investment requirement. Fractions of units, if any, will be computed to three decimal places. Any certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the trustee. The trustee may require a unitholder to pay a reasonable fee, to be determined in the sole discretion of the trustee, for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the trustee of satisfactory indemnity (generally amounting to 3% of the market value of the units), affidavit of loss, evidence of ownership and payment of expenses incurred.

PERFORMANCE INFORMATION

     INTEREST, ESTIMATED LONG-TERM RETURN AND ESTIMATED CURRENT RETURN. As of the close of business on the business day before the trust's inception date, the estimated long-term return and the estimated current return, if applicable, for each trust were as set forth in the "Essential Information" for each trust in the prospectus. Estimated current return is calculated by dividing the estimated net annual interest income per unit by the public offering price. The estimated net annual interest income per unit will vary with changes in fees and expenses of the trustee, the sponsor and the evaluator and with the principal prepayment, redemption, maturity, exchange or sale of the securities while the public offering price will vary with changes in the offering price of the underlying securities and accrued interest; therefore, there is no assurance that the present estimated current return will be realized in the future. Estimated long-term return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements or average life of all of the securities in a trust and (2) takes into account the expenses and sales fee associated with each trust unit. Since the market values and estimated retirements of the securities and the expenses of a trust will change, there is no assurance that the present estimated long-term return will be realized in the future. Estimated current return and estimated long-term return are expected to differ because the calculation of estimated long-term return reflects the estimated date and amount of principal returned while estimated current return calculations include only net annual interest income and public offering price.

     GENERAL. Information contained in this Information Supplement or in the prospectus, as it currently exists or as further updated, may also be included from time to time in other prospectuses or in advertising material. Information on the performance of a trust strategy or the actual performance of a trust may be included from time to time in other prospectuses or advertising material and may reflect sales fees and expenses of a trust. The performance of a trust may also be compared to the performance of money managers as reported in SEI Fund Evaluation Survey or of mutual funds as reported by Lipper Analytical Services Inc. (which calculates total return using actual dividends on ex-dates accumulated for the quarter and reinvested at quarter end), Money Magazine Fund Watch (which rates fund performance over a specified time period after sales fee and assuming all dividends reinvested) or Wiesenberger Investment Companies Service (which states fund performance annually on a total return basis) or of the New York Stock Exchange Composite Index, the American Stock Exchange Index (unmanaged indices of stocks traded on the New York and American Stock Exchanges, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks) or the Standard & Poor's 500 Index (an unmanaged diversified index of 500 stocks) or similar measurement standards during the same period of time.

DESCRIPTION OF SECURITIES RATINGS

     STANDARD & POOR'S FINANCIAL SERVICES LLC, A DIVISION OF S&P GLOBAL INC. An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

     Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:

  * The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

  * The nature and provisions of the financial obligation, and the promise we impute; and

  * The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA--An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

     Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C--An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D--An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

N.R.-- This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Active Qualifiers (Currently applied and/or outstanding)

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addressed the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L--Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p--This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim--Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

  * Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

  * Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

  * Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings' opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

  * Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

  * A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t--This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir--This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

MOODY'S INVESTORS SERVICE, INC. Long-Term Obligation Ratings

     Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Long-Term Rating Definitions:

Aaa--Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa--Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A--Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa--Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba--Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B--Obligations rated B are considered speculative and are subject to high credit risk.

Caa--Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca--Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C--Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modi?ers 1, 2, and 3 to each generic rating classi?cation from Aa through Caa. The modi?er 1 indicates that the obligation ranks in the higher end of its generic rating category; the modi?er 2 indicates a mid-range ranking; and the modi?er 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, ?nance companies, and securities ?rms.

FITCH RATINGS LTD., International Long-Term Credit Ratings

     A Fitch International Long-Term Credit Ratings ("LTCR") may also be referred to as long-term ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an issuer default rating ("IDR"). The major exception is within public finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the IDR to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings:

Investment Grade Ratings

AAA--Highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB--Good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB--Speculative. "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B--Highly speculative. "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC--Substantial credit risk. "CCC" ratings indicate that default is a real possibility.

CC--Very high levels of credit risk. "CC" ratings indicate that default of some kind appears probable.

C--Exceptionally high levels of credit risk. "C" ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:

  * the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

  * the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

  * Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD--Restricted default. "RD" ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

  *  the selective payment default on a specific class or currency of debt;

  * the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

  * the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

  * execution of a distressed debt exchange on one or more material financial obligations.

D--Default. "D" ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

     Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

     "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

     In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

     Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-Term IDR category, or to Long-Term IDR categories below "B."

                      CONTENTS OF POST-EFFECTIVE AMENDMENT
                            TO REGISTRATION STATEMENT

     This Post-Effective Amendment to the Registration Statement comprises the following:
          The facing sheet
          The prospectus and information supplement
          The signatures
          The consent of independent auditors

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Advisors Disciplined Trust 1631 certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wichita and State of Kansas on July 31, 2017.


                                ADVISORS DISCIPLINED TRUST 1631

                                By ADVISORS ASSET MANAGEMENT, INC., DEPOSITOR

                                By:     /s/ ALEX R. MEITZNER
                                   -----------------------------
                                           Alex R. Meitzner
                                        Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on July 31, 2017 by the following persons in the capacities indicated.

  SIGNATURE                     TITLE

Scott I. Colyer            Director of Advisors Asset  )
                           Management, Inc.            )

Lisa A. Colyer             Director of Advisors Asset  )
                           Management, Inc.            )

James R. Costas            Director of Advisors Asset  )
                           Management, Inc.            )

Christopher T. Genovese    Director of Advisors Asset  )
                           Management, Inc.            )

Randy J. Pegg              Director of Advisors Asset  )
                           Management, Inc.            )

Jack Simkin                Director of Advisors Asset  )
                           Management, Inc.            )

Andrew Williams            Director of Advisors Asset  )
                           Management, Inc.            )

Bart P. Daniel             Director of Advisors Asset  )
                           Management, Inc.            )



                                         By     /s/ ALEX R MEITZNER
                                           -----------------------------
                                                 Alex R. Meitzner
                                                 Attorney-in-Fact*





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     * An executed copy of the related power of attorney was filed with the Securities and Exchange Commission as Exhibit 7.1 to the Registration Statement on Form S-6 for Advisor's Disciplined Trust 1485 (File No. 333-203629) as filed on May 15, 2015 and the same is hereby incorporated herein by reference.